UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Anebulo Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ANEBULO PHARMACEUTICALS, INC.

1017 Ranch Road 620 South, Suite 107
Lakeway, Texas 78734

Notice of Annual Meeting of Stockholders

To Be Held On April 4, 2025

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Anebulo Pharmaceuticals, Inc., a Delaware corporation (the “Company”). The meeting will be held on Friday, April 4, 2025, at 9:00 a.m. (Pacific Time) via live webcast at www.virtualshareholdermeeting.com/ANEB2025. The meeting will be held for the following purposes:

1.	To approve an amendment (the “Declassification Charter Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to provide for the declassification of the Company’s Board of Directors (the “Board”) (the “Declassification”);

2.	To elect the Board’s nominees, Joseph F. Lawler, Richard Anthony Cunningham, and Aron R. English, to serve as Class I directors for a term expiring at the annual meeting of stockholders to be held during the fiscal year ending June 30, 2028, and until their successors are duly elected and qualified; provided however, that if the Declassification proposal is approved by the stockholders, the terms of each of Joseph F. Lawler, Richard Anthony Cunningham, and Aron R. English, along with all other directors, will end at the annual meeting of stockholders of the Company that is held after the filing of the Declassification Charter Amendment (the “Initial Declassified Annual Meeting”), and commencing with the Initial Declassified Annual Meeting, all directors will stand for election at the Initial Declassified Annual Meeting for one-year terms;

3.	To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), from 50,000,000 to 75,000,000;

4.	To approve an amendment to the Company’s 2020 Stock Incentive Plan (the “Incentive Plan”) to increase the number of shares of Common Stock available for awards under the Incentive Plan by 2,500,000 shares;

5.	To ratify the selection by the Audit Committee of the Board of EisnerAmper LLP as the independent registered public accounting firm of the Company for its fiscal year ending June 30, 2025;

6.	To approve the removal of certain voting and transfer restrictions placed on 10,101,010 shares held by 22NW Fund, LP pursuant to a lock-up agreement; and

7.	To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is February 14, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of the Company to Be Held on Friday, April 4, 2025 at 9:00 a.m. (Pacific Time) via live webcast at www.virtualshareholdermeeting.com/ANEB2025.

The proxy statement and annual report to stockholders
are available at https://ir.anebulo.com.

By Order of the Board,
/s/ Daniel George
Daniel George
Secretary

Lakeway, Texas
March 6, 2025

You are cordially invited to attend the Annual Meeting online. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card, or vote over the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder at least 72 hours prior to the Annual Meeting.

ANEBULO PHARMACEUTICALS, INC.

1017 Ranch Road 620 South, Suite 107
Lakeway, Texas 78734

PROXY STATEMENT
FOR THE Annual MEETING OF STOCKHOLDERS
TO BE HELD ON April 4, 2025

General Information

The Board of Directors (sometimes referred to as the “Board”) of Anebulo Pharmaceuticals, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), is soliciting proxies to be used the annual meeting of its stockholders (the “Annual Meeting”) to be held on Friday, April 4, 2025, at 9:00 a.m. (Pacific Time) via live webcast at www.virtualshareholdermeeting.com/ANEB2025. This proxy statement (this “Proxy Statement”) and the accompanying proxy card are posted on the internet at www.proxyvote.com and at ir.anebulo.com, and will be mailed to all stockholders of record entitled to vote at the Annual Meeting on or about March 6, 2025. If you previously requested electronic delivery of the proxy materials, you will be sent the proxy statement and the accompanying proxy card on or about March 6, 2025.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference

Approval of an amendment (the “Declassification Charter Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to provide for the declassification of the Board (the “Declassification”);	FOR	8

Election of the Board’s nominees, Joseph F. Lawler, Richard Anthony Cunningham, and Aron R. English, to serve as Class I directors for a term expiring at the annual meeting of stockholders to be held during the fiscal year ending June 30, 2028 (the “Fiscal 2028 Annual Meeting”), and until their successors are duly elected and qualified; provided however, that if the Declassification proposal is approved by the stockholders, the terms of each of Joseph F. Lawler, Richard Anthony Cunningham, and Aron R. English, along with all other directors, will end at the annual meeting of stockholders of the Company that is held after the filing of the Declassification Charter Amendment (the “Initial Declassified Annual Meeting”), and commencing with the Initial Declassified Annual Meeting, all directors will stand for election at the Initial Declassified Annual Meeting for one-year terms;

	FOR	10

Approval of an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock, par value $0.001 per share (the “Common Stock”), from 50,000,000 to 75,000,000;	FOR	20

Approval of an amendment to our 2020 Stock Incentive Plan (the “Incentive Plan”) to increase the number of shares of Common Stock available for awards under the Incentive Plan by 2,500,000 shares;	FOR	22

Ratification of the selection by the Audit Committee of the Board of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025 (“Fiscal 2025”); and	FOR	30

Approval of the removal of certain voting and transfer restrictions placed on 10,101,010 shares of Common Stock held by 22NW Fund, LP (“22NW”) pursuant to a lock-up agreement.	FOR	31

Even if you plan to attend the Annual Meeting, please vote in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

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Questions and Answers About These Proxy Materials and Voting

Who is soliciting my vote?

The Board of Directors of Anebulo Pharmaceuticals, Inc. is soliciting your proxy to be used at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting online to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy through the internet.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Friday, April 4, 2025, at 9:00 a.m. (Pacific Time) via a live webcast at www.virtualshareholdermeeting.com/ANEB2025.

How do I attend the Annual Meeting?

You may attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/ANEB2025 and entering the 16-digit Control Number found next to the label “Control Number” on your proxy card. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your control number. You will not be able to attend the Annual Meeting in person.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares. Information on how to vote online at the Annual Meeting is discussed below.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on April 4, 2025.

Where can I get technical assistance?

If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start of the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record on the record date of Friday, February 14, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 41,084,731 shares of Common Stock outstanding and entitled to vote. A list of our stockholders of record will be open for examination by any stockholder for the ten days ending the day prior to the Annual Meeting at our headquarters located at 1017 Ranch Road 620 South, Suite 107, Lakeway, Texas 78734. If you would like to view the list, please contact our Secretary to schedule an appointment by calling (512) 598-0931 or writing to the Secretary at the address above.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy through the internet to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a valid proxy issued in your name from that record holder at least 72 hours prior to the Annual Meeting.

What am I voting on?

There are six matters scheduled for a vote:

●	Proposal 1: Approval of an amendment to the Certificate of Incorporation to provide for the Declassification of the Board;

●	Proposal 2: Election of the Board’s nominees, Joseph F. Lawler, Richard Anthony Cunningham, and Aron R. English, to serve as Class I directors for a term expiring at the Fiscal 2028 Annual Meeting, and until their successors are duly elected and qualified, provided however, that if the Declassification proposal is approved by the stockholders, the terms of each of Joseph F. Lawler, Richard Anthony Cunningham, and Aron R. English, along with all other directors, will end at the Initial Declassified Annual Meeting, and commencing with the Initial Declassified Annual Meeting, all directors will stand for election at the Initial Declassified Annual Meeting for one-year terms (the “Election of Directors”);

●	Proposal 3: Approval of an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 75,000,000 (the “Authorized Shares Increase”);

●	Proposal 4: Approval of an amendment to the Incentive Plan to increase the number of shares of the Common Stock available for awards under the Incentive Plan by 2,500,000 shares (the “Incentive Plan Increase”);

●	Proposal 5: Ratification of the selection by the Audit Committee of the Board of EisnerAmper LLP as our independent registered public accounting firm for Fiscal 2025 (the “Auditor Ratification”); and

●	Proposal 6: Approval of the removal of certain voting and transfer restrictions placed on 10,101,010 shares of Common Stock held by 22NW pursuant to a lock-up agreement (the “Removal of Lock-Up Restrictions”).

What if another matter is properly brought before the Annual Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For the Election of Directors, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

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The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy through the internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy.

●	To vote during the Annual Meeting, follow the instructions at www.virtualshareholdermeeting.com/ANEB2025. You will need to enter the 16-digit Control Number found on your proxy card, or notice you receive or in the email sending you the Proxy Statement.

●	To vote prior to the Annual Meeting, please follow the instructions below.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote through the internet prior to the Annual Meeting, go to www.proxyvote.com and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the Control Number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. (Eastern Time) on April 3, 2025 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from us. To vote prior to the Annual Meeting, simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote over the internet as instructed by your broker, bank or other nominee. To vote at the Annual Meeting, you must obtain a valid proxy issued in your name from your broker, bank or other nominee at least 72 hours prior to the Annual Meeting. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact that organization to request a proxy form.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, through the internet or online at the Annual Meeting, your shares will not be voted.

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If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the Declassification (Proposal 1), “For” the election of the Board’s nominees, Joseph F. Lawler, Richard Anthony Cunningham, and Aron R. English, to the Board (Proposal 2), “For” the Authorized Shares Increase (Proposal 3), “For” the Incentive Plan Increase (Proposal 4), “For” the Auditor Ratification (Proposal 5) and “For” the Removal of Lock-Up Restrictions (Proposal 6). If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment. If any nominee for director is unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board recommends.

If I am a beneficial owner of shares held in street name and I do not provide my broker, bank or other nominee with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other nominee how to vote your shares, your broker, bank or other nominee may still be able to vote your shares in its discretion on certain matters. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other nominees that are subject to the NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, we believe that the NYSE will treat the Declassification (Proposal 1), the Election of Directors (Proposal 2), the Incentive Plan Increase (Proposal 4) and the Removal of Lock-Up Restrictions (Proposal 6) as “non-routine”, meaning that your broker, bank or other nominee may not vote your shares on the Declassification (Proposal 1), the Election of Directors (Proposal 2), the Incentive Plan Increase (Proposal 4) or the Removal of Lock-Up Restrictions (Proposal 6) in the absence of your voting instructions. However, we believe that the NYSE will treat each of the Authorized Shares Increase (Proposal 3) and the Auditor Ratification (Proposal 5) as a “routine” matter under the NYSE rules, meaning that if you do not return voting instructions to your broker, bank or other nominee by its deadline, your shares may be voted by your broker, bank or other nominee in its discretion on each such proposal. This belief is based on preliminary guidance from the NYSE and may be incorrect or change before the Annual Meeting.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee.

How do I submit questions for the Annual Meeting?

No questions will be taken during the Annual Meeting. We may, however, answer questions submitted in advance of the Annual Meeting, to the extent relevant to the business of the Annual Meeting and as time permits. To submit questions in advance of the Annual Meeting, please either submit questions at www.proxyvote.com, email them to ir@anebulo.com or timely mail questions to our Secretary at 1017 Ranch Road 620 South, Suite 107, Lakeway, Texas 78734.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will, upon request, also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one set of proxy materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction form that you receive. Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy through the internet.

●	You may send a timely written notice that you are revoking your proxy to our Secretary at 1017 Ranch Road 620 South, Suite 107, Lakeway, Texas 78734.

●	You may vote online at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to such beneficial owner’s broker, bank or other nominee holding such beneficial owner’s shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other nominee cannot vote the shares. These un-voted shares are counted as “broker non-votes.” The Declassification (Proposal 1), the Election of Directors (Proposal 2), the Incentive Plan Increase (Proposal 4) and the Removal of Lock-Up Restrictions (Proposal 6) are considered to be “non-routine” under NYSE rules, and we therefore expect broker non-votes to exist in connection with such proposals.

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As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee.

How many votes are needed to approve each proposal?

Proposal	Vote Required	Impact of Abstain/Withhold Vote	Impact of Broker Non-Vote

Proposal 1: Declassification	The affirmative vote of the holders of at least 66 ⅔% of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class is required.	Same effect as a vote “AGAINST” this proposal.	Same effect as a vote “AGAINST” this proposal.

Proposal 2: Election of Directors	The three nominees receiving the most “FOR” votes from the holders of shares present virtually or represented by proxy and entitled to vote on the Election of Directors will be elected.	No impact.	No impact.

Proposal 3: Authorized Shares Increase	The affirmative vote of a majority of the outstanding shares is required.	Same effect as a vote “AGAINST” this proposal.	Not applicable-There are not expected to be any.

Proposal 4: Incentive Plan Increase	The affirmative vote of the majority of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the proposal.	Same effect as a vote “AGAINST” this proposal.	No impact.

Proposal 5: Auditor Ratification	The affirmative vote of the majority of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the proposal.	Same effect as a vote “AGAINST” this proposal.	Not applicable-There are not expected to be any.

Proposal 6: Removal of Lock-Up Restrictions	The affirmative vote of the majority of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the proposal.	Same effect as a vote “AGAINST” this proposal.	No impact.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote at the Annual Meeting are present virtually at the Annual Meeting or represented by proxy. On the Record Date, there were 41,084,731 shares outstanding and entitled to vote. Thus, the holders of at least 20,542,366 shares of Common Stock must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chair of the meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

This Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, which is not a part of our proxy solicitation materials, are available at https://ir.anebulo.com.

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Proposal 1

To Amend the Certificate of Incorporation to Provide for the Declassification of the Board of Directors

After continued evaluation of our corporate governance practices and careful consideration of views held by the investment community, the Board determined that it would be advisable and in the best interests of the Company and our stockholders, subject to stockholder approval at the Annual Meeting, to amend the Certificate of Incorporation, to declassify our Board of Directors and to provide for the annual election of all directors. This amendment demonstrates our commitment to good corporate governance and better aligns our governance processes with what are considered to be governance best practices by the investor community.

The proposed amendment (the “Declassification Charter Amendment”) would eliminate the classification of our Board starting with the annual meeting of stockholders of the Company that is held after the filing of the Declassification Charter Amendment (the “Initial Declassified Annual Meeting”) and at each annual meeting of stockholders of the Company thereafter, all directors will be elected to hold office for a one-year term expiring at the next annual meeting of stockholders of the Company. Accordingly, if the Declassification proposal is approved, the terms for all directors will end at the Initial Declassified Annual Meeting, and commencing with the Initial Declassified Annual Meeting, all directors will be elected for one-year terms. If the Declassification proposal is approved, the Board will adopt an amendment to our Amended and Restated Bylaws (the “Bylaws”) to eliminate the classified structure of the Board from the Bylaws.

Background of the Declassification Proposal

Currently, the Certificate of Incorporation provides for the classification of the Board of Directors into three classes serving staggered terms. Each director is elected to hold office for a three-year term and until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. Currently, Class I contains three directors, Class II contains three directors, and Class III contains two directors.

We are asking our stockholders to approve the Declassification Charter Amendment to eliminate provisions from the Certificate of Incorporation providing for a classified board and to replace such provisions with provisions providing for the annual election of all directors, resulting in the declassification of our Board.

Rationale for the Proposed Declassification Charter Amendment

Our Board is committed to good corporate governance and regularly conducts a review of corporate governance matters, including its classified board structure.

In connection with this review, the Board considered the advantages of maintaining the classified board structure as well as the advantages of declassifying the board. The advantages of the classified board structure include that a classified board structure may promote board continuity, encourage a long-term perspective by management and the Board, and provide protection against certain abusive takeover tactics. While our Board believes that these are important considerations, the Board also understands that many investors believe that annually elected boards increase accountability of directors to a company’s stockholders. Furthermore, the Board recognizes that stockholders of public companies are generally supportive of shifting from classified boards to the annual election of directors. In addition, our Board believes this amendment better aligns our governance with what is considered to be governance best practices by the investor community.

After carefully weighing all of these considerations, the Board has approved and recommends that you, as our stockholders, approve the Declassification Charter Amendment. The Declassification Charter Amendment would not change the number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.

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The Board reserves the right to abandon the Declassification Charter Amendment, before or after stockholder approval of such amendment (assuming the amendment has not been filed with the Secretary of State of the State of Delaware), if it determines, in its sole discretion, that the amendment is no longer in the best interests of the Company and its stockholders.

If the Declassification proposal is approved by our stockholders, we intend to promptly file the Declassification Charter Amendment, as set forth in Appendix A, with the Secretary of State of the State of Delaware. If the Declassification proposal is approved, the Board will adopt an amendment to Bylaws to eliminate the classified structure of the Board therefrom. If our stockholders do not approve the proposal, our Board will continue to be classified, with members of our Board generally elected for three-year terms.

Complete Text of the Proposed Declassification Charter Amendment

The foregoing description of the proposed Declassification Charter Amendment is qualified in its entirety by reference to the full text of the proposed amendment which is attached to this Proxy Statement as Appendix A.

Required Vote and Board of Directors Recommendation

The affirmative vote of the holders of at least 66 ⅔% of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to approve this proposal. Abstentions and broker non-votes will have the same effect as “against” votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” the Declassification (PROPOSAL 1).

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Proposal 2

Election of Directors

Our Board of Directors is divided into three classes, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board of Directors presently has eight members. There are three Class I directors whose term of office expires at the Annual Meeting: Joseph F. Lawler, Richard Anthony Cunningham, and Aron R. English. All three Class I directors have been nominated for re-election as directors at the Annual Meeting. If elected at the Annual Meeting, each of these nominees would serve as Class I directors for the three years following this Annual Meeting, until the Fiscal 2028 Annual Meeting and until their respective successors have been duly elected and qualified, or, in either case, if sooner, until the director’s death, resignation or removal, provided however, that if the Declassification proposal is approved by the stockholders, the terms of each of Joseph F. Lawler, Richard Anthony Cunningham, and Aron R. English, along with all other directors, will end at the Initial Declassified Annual Meeting, and commencing with the Initial Declassified Annual Meeting, all directors will stand for election at the Initial Declassified Annual Meeting for one-year terms.

Directors are elected by a plurality of the votes of the holders of shares present virtually or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Proxies may not be voted for a greater number of persons than the number of nominees named. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

We have been informed that 22NW and Pharma Investors, LLC, entities controlled by Mr. English, have agreed at the Annual Meeting and every meeting of the holders of our shares of Common Stock that the holders are requested to vote upon a proposal to elect Dr. Lawler to our board of directors, however called, and at every adjournment or postponement thereof, such entities shall vote the shares held by them that they beneficially own and have in their control at the time of such meeting in favor of the election of Dr. Lawler as a director. If at any time Dr. Lawler’s beneficial ownership of Common Stock is lower than 10% of our outstanding shares of Common Stock, 22NW and Pharma Investors, LLC will no longer be required to vote in favor of the election of Dr. Lawler as a director.

We have been informed that Dr. Lawler and entities controlled by Dr. Lawler, have agreed at the Annual Meeting and every meeting of the holders of our shares of Common Stock that the holders are requested to vote upon a proposal to elect Mr. English to our board of directors, however called, and at every adjournment or postponement thereof, such entities shall vote the shares held by them that they beneficially own and have in their control at the time of such meeting in favor of the election of Mr. English as a director. If at any time Mr. English’s beneficial ownership of Common Stock is lower than 10% of our outstanding shares of Common Stock, Dr. Lawler and entities controlled by him will no longer be required to vote in favor of the election of Mr. English as a director.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

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Nominees For Election to Serve as Class I Directors

Name	Age
Joseph F. Lawler	52	Dr. Lawler founded the Company in April 2020 and has been a member of the Board since April 2020. Dr. Lawler briefly served as the President of the Company from April to June 2020. Dr. Lawler is also the founder and has served as Managing Member of JFL Capital Management LLC, a healthcare investment fund with an emphasis on companies pursuing clinical drug development, since January 2015. Prior to Dr. Lawler’s involvement with JFL Capital Management LLC, Dr. Lawler was a co-founder and served as Senior Managing Partner of Merus Capital Partners, LLC, a proprietary trading business, from October 2011 to November 2014. Dr. Lawler received his M.D. and Ph.D. from The Johns Hopkins University School of Medicine and he earned his B.A. degree from Queens College, City University of New York. Our Nominating and Corporate Governance Committee believes that Dr. Lawler’s extensive expertise in the biomedical field, and extensive experience in investment and strategic development, qualify him to serve on our Board of Directors.

Richard Anthony Cunningham	54	Mr. Cunningham has served as our Chief Executive Officer and a member of the Board since October 2023. He has over 20 years of leadership experience in the healthcare and biopharmaceutical industry. Prior to joining the Company, Mr. Cunningham was the Chief Executive Officer at Tyme Technologies Inc., a clinical-stage biopharmaceutical company, which position he held from November 2020 to October 2022. Prior to that, Mr. Cunningham was the Chief Executive Officer and President of IXC Discovery, Inc. (formerly, Icagen Inc.), a drug discovery company, which positions he held from November 2014 to November 2020. He has also served as a director of IXC Discovery, Inc. since April 2020. Before IXC Discovery, Inc., Mr. Cunningham held various roles at pharmaceutical and healthcare companies, including Boehringer Ingelheim and Valeant Pharmaceuticals (now, Bausch Health Companies Inc.; NYSE: BHC). His experience includes a broad array of responsibilities, including mergers and acquisitions, business development, strategy development, therapeutic launches, contracting, managed care, and sales and marketing. He has led the commercialization and launch of multiple therapies in oncology, rare disease, infectious disease, respiratory, neurology, cardiovascular and metabolic diseases. Our Nominating and Corporate Governance Committee believes that Mr. Cunningham’s extensive industry experience as a biotechnology director and executive officer, and his position as our Chief Executive Officer, qualify him to serve on our Board of Directors.

Aron R. English	42	Mr. English has served as a member of the Board since June 2020. Mr. English is the founder and has served as the President and Portfolio Manager of 22NW, LP, a Seattle-based value fund specializing in small and microcap investments with a multi-year investment horizon, since August 2014. Previously, Mr. English served as the director of research at Meson Capital Partners LLC, an investment firm, from January 2014 to August 2014. Prior to that, Mr. English served as director of research at RBF Capital, LLC, a provider of wealth management and financial services, from September 2010 until December 2013, after initially serving as a research analyst at the firm from September 2008 to September 2010. Mr. English earned his B.A. degree in English Literature with honors from the University of Washington and has been a CFA Charterholder since 2008. Our Nominating and Corporate Governance Committee believes that Mr. English’s investment experience and extensive knowledge of the capital markets qualify him to serve on our Board of Directors.

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Class II Directors

Name	Age
Nathaniel Calloway	42	Dr. Calloway has served as a member of the Board since October 2022. He is an analyst and partner at 22NW, LP, a Seattle-based value fund specializing in small and microcap investments with a multi-year investment horizon, where he has been employed since June 2021. Dr. Calloway is the lead for 22NW, LP’s biotechnology, pharmaceutical and other healthcare investments, including Anebulo Pharmaceuticals, Inc. He also served as a member of the board of directors of Lifecore Biomedical, Inc. (Nasdaq: LFCR), a medical contract development and manufacturing organization, from January 2023 until August 2024. Prior to that, Dr. Calloway was the Associate Director of Healthcare Research for Edison Group from December 2015 to June 2021. He has a PhD in Chemistry and Chemical Biology from Cornell University, a Masters of Science in Chemistry from Columbia, and completed a post-doctoral study in neuroscience at Weill Cornell Medical School. He has 10 scientific publications in the areas of physical chemistry, biochemistry and neuroscience. Our Nominating and Corporate Governance Committee believes that Dr. Calloway’s extensive experience as an analyst for biotechnology, pharmaceutical and healthcare investments, as well as his academic background and publications, qualify him to serve on our Board of Directors.

Areta Kupchyk	67	Ms. Kupchyk has served as a member of the Board since April 2021. Ms. Kupchyk is currently the Principal at Kupchyk Consulting LLC, an FDA legal consulting firm that she founded in July 2024. Previously, she was a partner in the law firm of Foley Hoag LLP, where she co-chaired the firm’s FDA Law practice group, from October 2015 until June 2024. Ms. Kupchyk is an FDA lawyer who advises biotechnology, medical device and pharmaceutical companies, as well as healthcare providers and institutions, researchers and investors in FDA-related matters. Ms. Kupchyk previously served as Associate Chief Counsel for Drugs and Biologics and Assistant General Counsel for Litigation at the FDA from 1993 to 2003. Ms. Kupchyk received a B.A. degree from the University of Maryland Baltimore County and J.D. from the University of Maryland School of Law with honors (Order of the Coif). Our Nominating and Corporate Governance Committee believes that Ms. Kupchyk’s extensive experience as regulatory counsel at the FDA, as well as legal expertise in the life sciences field, qualify her to serve on our Board of Directors.

Kenneth Lin	51	Dr. Lin has served as a member of the Board since February 2021. Dr. Lin founded and served as the President and Chief Executive Officer of Ab Initio Biotherapeutics from January 2015 to July 2019. From July 2012 to July 2014, he was the Vice President of Corporate Development and Investor Relations for Ulthera, Inc., a medical device company that was acquired by Merz Pharma. From April 2008 to June 2012, Dr. Lin was a Vice President at TPG, a private equity investment firm, where he focused on healthcare. He received his M.D. from Case Western Reserve University with honors and his B.S. degree in Biological Sciences from Stanford University. Our Nominating and Corporate Governance Committee believes that Dr. Lin’s extensive experience with private equity investing and management of biotechnology companies qualify him to serve on our Board of Directors.

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Class III Directors

Name	Age
Jason M. Aryeh	56	Mr. Aryeh has served as a member of the Board since March 2021. Mr. Aryeh is the founder and managing general partner of JALAA Equities, LP, a private investment fund focused on the biotechnology and medical device sectors, and has served in such capacity since 1997. Mr. Aryeh also currently serves on the board of directors for three other publicly traded companies in the life sciences industry, having served as a member of the board of directors of Ligand Pharmaceuticals Inc. (“Ligand”), a biopharmaceutical company focused on developing or acquiring technologies that help pharmaceutical companies discover and develop medicines, since September 2006, Orchestra BioMed, Inc. (“Orchestra”), a biomedical innovation company focused on developing transformative therapeutic products, since November 2018, and Lifecore Biomedical, Inc. (“Lifecore”), since August 2024. He serves as Chairman of Ligand’s nominating and governance committee and as a member of its compensation committee, as Chairman of Orchestra’s nominating and governance committee and on its compensation committee, and as a member of Lifecore’s nominating and governance committee. Mr. Aryeh has served as a director of numerous public and private companies. Mr. Aryeh also has transactional expertise in capital markets. Mr. Aryeh earned a B.A. in economics, with honors, from Colgate University, and is a member of the Omicron Delta Epsilon Society in economics. Our Nominating and Corporate Governance Committee believes that Mr. Aryeh’s in-depth knowledge of the biopharmaceutical market and broad range of companies in the industry, and experience as the managing general partner of an investment fund focused on the life sciences sector, qualify him to serve on our Board of Directors.

Bimal Shah	48	Mr. Shah has served as a member of the Board since October 2023. Mr. Shah currently serves as a Managing Director of Locust Walk, a global investment bank that serves the life sciences industry. Mr. Shah previously was the Chief Financial Officer of Corium LLC, a Boston-based commercial-stage biopharmaceutical company, where he was employed from August 2022 to December 2023. Prior to joining Corium, he served as Senior Vice President, Corporate Finance and Strategy, for Sumitovant Biopharma, Inc., a wholly owned subsidiary of Sumitomo Pharmaceuticals Co., Ltd., one of Japan’s largest pharmaceutical companies, from January 2021 to August 2022. Mr. Shah previously held business development, finance, and strategic commercial roles at Spectrum Pharmaceuticals, Inc. (Vice President, Corporate and Business Development from June 2013 to January 2021, and Vice President, Finance and Business Development from June 2010 to June 2013) and Genentech Inc. (part of Roche). He also worked in the financial sector at Goldman Sachs, J.P. Morgan, and Warburg Pincus, where he focused on the broader life sciences and healthcare sectors and was responsible for executing a wide range of deal transactions, including financings, investments, acquisitions, and alliances. Mr. Shah received his Master’s in Business Administration, Master of Arts in International Policy Studies and Bachelor’s in Economics from Stanford University. Our Nominating and Corporate Governance Committee believes that Mr. Shah’s experience in finance and accounting and knowledge of the biopharmaceutical industry qualify him to serve on our Board of Directors.

Required Vote and Board of Directors Recommendation

The three nominees receiving the most “FOR” votes from the holders of shares present virtually or represented by proxy and entitled to vote on the Election of Directors will be elected. Abstentions and broker non-votes will have no effect on this proposal.

The Board Of Directors Recommends
A Vote In Favor Of Each Named Nominee.

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Information Regarding Our Board Of Directors And Corporate Governance

Independence of The Board of Directors

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that all of our current directors, other than Mr. Cunningham, due to his service as an employee of the Company, and Mr. English and Dr. Calloway due to 22 NW Fund LP’s stock ownership in the Company, are independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that none of these directors or nominees for director that it determined was independent had a material or other disqualifying relationship with the Company.

Board Leadership Structure

The Board of Directors of the Company has an independent Chairperson, Dr. Lawler, who has authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairperson has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Chairperson and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having a non-employee, independent Chairperson creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders.

Role of the Board in Risk Oversight

We have a risk management program that is overseen by our Chief Executive Officer and Chief Financial Officer. Material risks are identified and prioritized by management and each prioritized risk is referred to the Board or a committee thereof. One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. While each committee is responsible for specific risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee’s responsibilities also include oversight of cybersecurity risk management. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

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Meetings of The Board of Directors

The Board of Directors met four times during the last fiscal year. During the last fiscal year, each Board member attended at least 75% of the aggregate of (1) the total number of meetings of the directors which were held during the period for which the director was a director, and (2) the total number of meetings held by all committees of which the director was a member during the period that the director served.

Annual Meeting of Stockholders

It is the Company’s policy to encourage, but not require, directors and nominees for director to attend the Annual Meeting. Our Chair, Chief Executive Officer and Audit Committee Chair attended last year’s annual meeting of stockholders in person or by video conference.

Information Regarding Committees of the Board of Directors

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal year 2024 for each of the standing Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Joseph F. Lawler
Richard Anthony Cunningham
Aron R. English			X(1)
Kenneth Lin	X	(2)
Areta Kupchyk		X*	X
Jason M. Aryeh	X		X*
Bimal Shah	X*	X
Nathaniel Calloway		X(3)

*	Committee Chair

(1) In fiscal 2025, Mr. English no longer serves on the Nominating and Corporate Governance Committee

(2) In fiscal 2025, Dr. Lin currently serves on the Compensation Committee

(3) In fiscal 2025, Dr. Calloway no longer serves on the Compensation Committee

Below is a description of each of the standing committees of the Board of Directors.

Each of the standing committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; approves the engagement of and determines the compensation for the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and provides oversight of transactions between the company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; oversight risk assessment and management, including risks related to cybersecurity; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

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The Audit Committee is composed of three directors: Mr. Shah (Chair), Mr. Aryeh, and Dr. Lin. The Audit Committee met four times during the fiscal year. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://ir.anebulo.com/corporate-governance.

The Board of Directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards).

The Board of Directors has also determined that Mr. Shah and Mr. Aryeh each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Shah’s level of knowledge and experience based on a number of factors, including his formal education and his experience as a chief financial officer and in other finance and accounting leadership roles, and in the financial sector. The Board made a qualitative assessment of Mr. Aryeh’s level of knowledge and experience based on a number of factors, including his formal education and experience as a founder and managing general partner of a hedge fund.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “SEC”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024.

Mr. Bimal Shah

Mr. Jason M. Aryeh

Dr. Kenneth Lin

*The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is currently composed of three directors: Ms. Kupchyk (Chair), Dr. Lin, and Mr. Shah. During the fiscal year ended June 30, 2024, the Compensation Committee was composed of Ms. Kupchyk (Chair), Dr. Calloway, and Mr. Shah. All members of the Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards). The Compensation Committee met five times during the last fiscal year. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at https://ir.anebulo.com/corporate-governance.

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The Compensation Committee acts on behalf of the Board to review, adopt or recommend to the Board for adoption the Company’s compensation strategy, policies, plans and programs, including:

●	establishment of corporate and individual performance goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and other executive officers and evaluation of performance in light of these stated objectives;

●	review and approval, or recommendation to the Board for approval, of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s executive officers and the other executive officers and reviewing and making recommendations to the Bord regarding the adequacy of director compensation; and

●	administration of the Company’s incentive-compensation plans, equity-based plans and clawback policy.

Compensation Committee Processes and Procedures

The Compensation Committee typically meets once during the year and also acts by unanimous written consent. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority in its sole discretion to obtain, at the expense of the Company, advice and assistance from compensation consultants and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of senior executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisors with limited roles as specified in the charter, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any advisor be independent.

The Compensation Committee determines compensation, including bonuses for executive officers after considering the achievement of Company performance goals and objectives and personal contribution and performance, in addition to any specific performance criteria set for performance-based bonuses.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board or the Nominating and Corporate Governance Committee), reviewing and evaluating incumbent directors, selecting, or recommending to the Board for selection, candidates for election to the Board of Directors, evaluating the performance of members of the committees of the Board and making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, reviewing and discussing with management environmental, social and governance (“ESG”) matters pertaining to the Company, including ESG policies and initiatives, and, if determined to be appropriate, developing a set of corporate governance principles for the Company.

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The Nominating and Corporate Governance Committee is currently composed of two directors: Mr. Aryeh (Chair) and Ms. Kupchyk. During the fiscal year ended June 30, 2024, the Nominating and Corporate Governance Committee was composed of three directors: Mr. Aryeh (Chair), Mr. English and Ms. Kupchyk. During the fiscal year ended June 30, 2024, all members of the Nominating and Corporate Governance Committee were independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee typically meets once a year. The Nominating and Corporate Governance Committee did not hold any meetings and acted by written consent once during the last fiscal year. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at https://ir.anebulo.com/corporate-governance.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age, being in a position to properly exercise duties of loyalty and care and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, proven leadership capabilities, having sufficient time to devote to the affairs of the Company, demonstrated excellence and experience with a high level of responsibility in his or her field, having the ability to exercise sound business judgment, having the ability to quickly understand complex principles of business and finance and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity (including gender, racial and ethnic diversity, as well as other self-identified diversity characteristics), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 1017 Ranch Road 620 South, Suite 107, Lakeway, Texas 78734, Attn: Secretary, not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days prior to such anniversary date, notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Submissions must include (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class or series and number of shares of stock that are owned beneficially and of record by such nominee as well as any derivative or synthetic instrument, convertible security, put, option, stock appreciation right, swap or similar contract, agreement, arrangement or understanding the value of or return on which is based on or linked to the value of or return on any shares of stock, (iv) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such nominee, whether or not such instrument or right shall be subject to settlement in underlying shares of stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such nominee with respect to securities of the Company, (v) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and (vi) such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

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Ad Hoc Committees

From time to time, we will appoint ad hoc committees of the Board. For example, we formed a Special Investment Committee composed of Richard Cunningham, Bimal Shah and Jason Aryeh for the purpose of making decisions related to potential financing options including the recent private placement that we consummated on December 23, 2024.

Stockholder Communications with the Board Of Directors

The Board has a process by which stockholders may communicate with the Board. Any stockholder desiring to communicate with the Board may do so in writing by sending a letter addressed to the Board of Directors, c/o Corporate Secretary at the following address: 1017 Ranch Road 620 South, Suite 107, Lakeway, Texas 78734. The Corporate Secretary has been instructed by the Board to promptly forward communications so received to the members of the Board.

Code of Ethics

The Company has adopted the Anebulo Pharmaceuticals, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at https://ir.anebulo.com/corporate-governance/governance-documents. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Hedging Policy

Our Insider Trading Policy prohibits our employees, including our executive officers, directors and consultants of the Company and members of their immediate family, persons which whom they share a household, persons who are their economic dependents and other individuals or entities whose transactions in securities such persons influence, direct or control from engaging in short sales, transactions in put or call options, hedging transactions, using margin accounts, pledges, standing and limit orders or other inherently speculative transactions involving our equity securities.

* The disclosure under the caption “Hedging Policy” is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Proposal 3

Approval of AN Increase In THE Number of Authorized Shares of Common Stock

Our Board is requesting stockholder approval of an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 shares to 75,000,000 shares. The form of amendment is attached to this proxy statement as Appendix B.

The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Although at present the Board has not approved any plans or proposals to issue any of the additional shares of Common Stock that would become authorized for issuance if this proposal is approved, the Board desires to have the shares available to provide additional flexibility to use the Common Stock for financing and business purposes in the future. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for, with respect to the issuance of additional shares, effects incidental to increasing the number of shares of the Company’s Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware.

As of the Record Date, in addition to the 41,084,731 shares of Common Stock outstanding, the Board had reserved 4,908,150 of the remaining authorized and unissued shares of the Company for issuances under the Company’s stock incentive plans and upon the exercise of outstanding warrants. Thus, as of the Record Date, the Company had only 4,007,119 unissued and unreserved authorized shares of Common Stock, which amount would be reduced to 1,507,119 shares of Common Stock upon the approval of the Incentive Plan Increase (Proposal 4) at the Annual Meeting.

The chart below illustrates the number of shares of Common Stock that will be available for issuance if the Authorized Shares Increase is effected. The number of shares disclosed in the column “Estimated Number of Shares of Common Stock after the Increase” gives further effect to the Authorized Shares Increase in the number of authorized shares of Common Stock from 50,000,000 to 75,000,000.

	ESTIMATED NUMBER OF SHARES OF COMMON STOCK BEFORE INCREASE	ESTIMATED NUMBER OF SHARES OF COMMON STOCK AFTER THE INCREASE(3)
Authorized	50,000,000	75,000,000
Outstanding	41,084,731	41,084,731
Issuable upon exercise of outstanding warrants and options	4,838,131	4,838,131
Reserved for issuance(1)	70,019	2,570,019
Authorized but unissued(2)	4,007,119	26,507,119

(1) Shares reserved for future issuance under our existing equity incentive plans, excluding shares issuable under outstanding stock options, and outstanding warrants.

(2) Shares authorized but unissued represent Common Stock available for future issuance beyond shares currently outstanding, shares issuable under outstanding warrants and stock options, and shares reserved for issuance under equity incentive plans.

(3) Assumes the Incentive Plan Increase is approved by stockholders.

Unless further stockholder approval is required for a proposed issuance of additional shares by the rules of Nasdaq or other applicable laws or regulations, the additional shares may be used for various purposes without further stockholder approval. These purposes may include: raising capital; establishing strategic relationships with other companies; expanding the Company’s business or product lines through the acquisition of other businesses or products; and other purposes.

The additional shares of Common Stock that would become available for issuance if the proposal is adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

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If this proposal is not approved by our stockholders, our financing alternatives will likely be limited by the lack of sufficient unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly skilled scientific, commercial and managerial employees, and if this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities as the Board or the Compensation Committee thereof deems appropriate could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Potential Anti-takeover Effects of the Increase

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. Since the amendment to the Certificate of Incorporation will provide that the number of authorized shares of Common Stock will be 75,000,000, the increase in the number of shares of authorized Common Stock, if effected, will result in a relative increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the outstanding shares of our Common Stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board. It could potentially deter takeovers, including takeovers that the Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The increase in the number of shares of authorized Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Increase may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Required Vote and Board of Directors Recommendation

The affirmative vote of a majority of the outstanding shares is required to approve this proposal. Abstentions will have the same effect as “against” votes. We do not expect there to be any broker non-votes on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” the Authorized Shares Increase (PROPOSAL 3).

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Proposal 4

Approval of Increase In Number of Shares of Common Stock Available for Awards Under the 2020 Stock Incentive Plan

Our Board is requesting stockholder approval of an amendment to the Incentive Plan to increase the total number of shares of Common Stock that may be awarded under the Incentive Plan by 2,500,000 shares, from 3,650,000 shares to 6,150,000 shares. The form of amendment is attached to this proxy statement as Appendix C.

Background and Reasons for the Proposal

On June 18, 2020, the Board and our stockholders adopted the Incentive Plan. The purpose of the Incentive Plan is to enhance our ability to attract, retain and motivate persons who are expected to make important contributions to our Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of our stockholders. The Incentive Plan initially reserved a total of 1,650,000 shares of Common Stock for issuance thereunder. On October 22, 2021, our stockholders approved an increase of the total authorized shares to 3,650,000 shares. As of December 31, 2024, there were 2,573,481 shares of Common Stock issuable upon the exercise of option awards and 70,019 shares available for future issuance under the Incentive Plan.

The Board recommends that stockholders approve the Incentive Plan Increase. In making such recommendation, the Board considered a number of factors, including the following:

●	Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The Incentive Plan Increase will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.

●	We believe the current amount of shares remaining available for grant under the Incentive Plan are not sufficient in light of our compensation structure and strategy, and that the additional shares being sought will ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the Incentive Plan.

Dilution Analysis

As of February 14, 2025, our capital structure consisted of 41,084,731 shares of common stock outstanding and no shares of preferred stock. The table below shows our potential dilution (referred to as “overhang”) levels based on our Common Stock outstanding, equity awards outstanding and our request for 2,500,000 additional shares to be available for awards pursuant to the 2020 Stock Incentive Plan. The 2,500,000 shares represent 6.08% of our outstanding shares as of February 14, 2025. The Board believes that the 2,500,000 shares requested represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity awards, an important component of our compensation program.

	# of Shares as of February 14, 2025	% of Common Shares Outstanding as of February 14, 2025
New Share Reserve Proposal	2,500,000	6.08%
Shares Remaining Available for Future Issuance	70,019	0.17%
Stock Options Outstanding	2,573,481	6.26%
Full-Value Awards Outstanding	-	0.00%
Total Awards Granted + New Share Reserve	5,143,500	12.52%
Common Shares Outstanding as of February 14, 2025	41,084,731

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Burn Rate

The following table sets forth information regarding the awards granted, the burn rate for each of the last three fiscal years and the average burn rate over the last three years. The burn rate has been calculated as the quotient of (i) the sum of all stock options granted in such year, divided by (ii) the weighted average number of shares of common stock outstanding for each such year.

Element	2022	2023	2024
Stock Options Granted(1)(2)	1,296,255	172,654	1,159,573
Weighted average number of shares outstanding – basic	23,344,567	25,074,481	25,822,259
Annual Burn Rate	5.55%	0.69%	4.49%
Three-Year Average Burn Rate		3.58%

(1)	Reflects the gross number of shares underlying awards made to employees during the respective fiscal year.
(2)	Not adjusted for forfeitures, withholdings and expirations, which would reduce the burn rate if taken into account.

Fiscal 2022 includes awards granted to the former CEO and CSO upon their hire, and fiscal 2024 includes awards to the current CEO upon his hire. The Company expects to grant approximately 250,000 and 434,000 options to non-executive directors and executive officers for each of the next three years, respectively.

Stockholders are asked to approve the Incentive Plan Increase to satisfy Nasdaq requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the 2020 Stock Incentive Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code.

Summary of the 2020 Stock Incentive Plan

Administration

The Incentive Plan is to be administered by the Board. Subject to the terms of the Incentive Plan, the Board is authorized to grant awards; adopt, amend and repeal such administrative rules, guidelines and practices relating to the Incentive Plan as it deems advisable; construe and interpret terms of the Incentive Plan and any award agreements entered into under the Incentive Plan; correct any defect; supply any omission; reconcile any inconsistency in the Incentive Plan or any award in the manner and to the extent it deems expedient. All decisions by the Board shall be final and binding on all persons having a claim or interest in the Incentive Plan or in any award. To the extent permitted by applicable law, the Board is authorized to delegate any or all of its powers under the Incentive Plan to one or more committees or subcommittees of the Board.

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Eligibility

The persons eligible to receive awards under the Incentive Plan are our employees, officers, directors, consultants and advisors. Currently, the Company has three officers and seven directors eligible to receive awards under the Incentive Plan.

Types of Awards

Our Plan provides for the issuance of Common Stock, stock options, stock incentive options, restricted stock, restricted stock units, and other stock-based awards.

Stock Available for Awards

In June 2020, the Board of Directors adopted the 2020 Stock Incentive Plan, which provided for the grant of qualified incentive stock options and nonqualified stock options or other awards to the Company’s employees, officers, directors, advisors, and outside consultants for the purchase of up to 1,650,000 shares of the Company’s Common Stock. On October 22, 2021, the Company’s stockholders approved an increase of the total authorized shares available for awards under the 2020 Stock Incentive Plan to 3,650,000 shares. The Company is now seeking an increase of the total authorized shares available for awards under the 2020 Stock Incentive Plan to 6,150,000 shares. In the event an award expires, lapses, is forfeited, or is terminated, surrendered, or cancelled without having been fully exercised, the unused Common Stock covered by such award shall again be available to be granted under the Incentive Plan. Shares of Common Stock delivered or tendered to satisfy any applicable tax withholding obligation shall be added to the number of shares of Common Stock available to be granted under the Incentive Plan, except in the case of incentive stock options, which are subject to the limitations in the Internal Revenue Code of 1986 (the “Code”). Shares of Common Stock issued under the Incentive Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market, or treasury shares. Any participant under the Incentive Plan who was a resident of the State of California on the date of the grant of an option shall be subject to the conditions and exclusions of Section 260.140.45 of the California Code of Regulations (the “California Regulations”), based on our shares which are outstanding at the time the calculation is made. As of December 31, 2024, June 30, 2024, and June 30, 2023, the Company had 70,019, 324,452 and 594,187, respectively, shares available for future issuance under the 2020 Stock Incentive Plan.

In the event of a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, the Board may grant awards in substitution for any options or other stock or stock-based awards granted prior to such merger or consolidation. Such substitute awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the Incentive Plan.

Stock Options

The Board is authorized to grant options to purchase Common Stock and determine the number of shares of Common Stock to be covered by each option, the exercise price of each option, and the conditions and limitations applicable to the exercise of each option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable. An option that is not intended to be an incentive stock option shall be designated a nonstatutory option.

Incentive stock options, as defined in Section 422 of the Code, are only available to our employees. All such incentive stock options shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. If an option intended to qualify as an incentive stock option does not so qualify, the Board has discretion to amend the Incentive Plan and award with respect to such option so that such option qualifies as an incentive stock option.

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The Board is authorized to establish the exercise price of each option and specify the exercise price in an applicable option agreement. The exercise price is not to be less than 100% of the fair market value on the date the option is granted, but in the case of an incentive stock option granted to an employee who owns stock representing more than 10% of the voting power of all classes of our stock, the per share exercise price is to be no less than 110% of the fair market value on the date the option is granted. The Board may specify the terms and duration under which options are exercisable in an applicable option agreement, but the maximum term is 10 years for the exercise of options and 5 years in the case of an incentive stock option granted to an employee who owns stock representing more than 10% of the voting power of all classes of our stock.

Restricted Stock; Restricted Stock Units

The Board is authorized to grant restricted stock and restricted stock units and to determine the terms and conditions set forth in the applicable award agreement, including the conditions for vesting, repurchase, forfeiture and issue price. Restricted stock is a grant of shares of Common Stock which are subject to our right to repurchase at their issue price or other stated formula, and which may be forfeited if issued at no cost, under conditions specified by the Board. Alternatively, the Board may grant restricted stock units, which entitle the recipient to receive Common Stock or cash at the time such award vests. Participants holding restricted stock or restricted stock units are entitled to ordinary cash dividends. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted.

Other Stock-Based Awards

The Board is authorized to grant awards that are valued by reference to, or otherwise based on, shares of Common Stock or other property, including stock appreciation rights and awards entitling recipients to receive shares of Common Stock to be delivered in the future. The Board has the sole discretion to determine the terms and conditions of such awards, including purchase price, transfer restrictions, and vesting conditions.

Adjustments for Changes in Common Stock and Certain Other Events

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, we will equitably adjust in the manner determined by the Board (i) the number and class of securities available under the Incentive Plan, (ii) the number and class of securities and exercise price per share of each outstanding option, (iii) the number of shares subject to and the repurchase price per share subject to each outstanding restricted stock award, and (iv) the terms of each other outstanding award.

General Provisions Applicable to Awards

Awards are subject to restrictions not to be sold, assigned, transferred, pledged or otherwise encumbered, unless the Board determines otherwise. The Board is authorized to determine the form in which each award shall be evidenced (written, electronic or otherwise), the terms of each award, and the effect of an award in the event a recipient’s disability, death, retirement, termination, cessation of employment, authorized leave of absence, other change in employment or other change in status. The Board may provide that any award shall become immediately exercisable in full or in part, free from some or all restrictions, or otherwise realizable at any time.

No Rights as Stockholder

Subject to the provisions of the applicable award, recipients of an award under the Incentive Plan (including their designated beneficiaries) have no rights as stockholders with respect to such award until becoming the record holder of shares of Common Stock to be distributed with respect to such award.

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Effective Date and Term of the Incentive Plan

The Incentive Plan became effective on the date adopted by the Board and expires in 10 years from such date.

Amendment of the Incentive Plan

The Board may amend, suspend or terminate the Incentive Plan (or any portion thereof) at any time, subject to the approval of stockholders or provisions of the Code, as applicable.

Compliance with Code Section 409A

Unless otherwise provided for in an award, awards granted under the Incentive Plan are intended to be exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to the Incentive Plan. This summary is based on U.S. federal tax laws and regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income tax laws.

Incentive Stock Options. Incentive stock options are intended to qualify for special treatment available under Section 422 of the Internal Revenue Code. A participant who is granted an incentive stock option will not recognize ordinary income at the time of grant. A participant will not recognize ordinary income upon the exercise of an incentive stock option provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to permanent and total disability).

If the participant does not sell or otherwise dispose of the shares of Common Stock acquired upon the exercise of an incentive stock option within two years from the grant date of the incentive stock option or within one year after he or she receives the shares of Common Stock, then, upon disposition of such shares of Common Stock, any amount recognized in excess of the exercise price will be taxed to the participant as a capital gain. The participant will generally recognize a capital loss to the extent that the amount recognized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares of Common Stock in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price or (ii) the excess, if any, of the amount recognized upon disposition of the shares of Common Stock over the exercise price. Any amount recognized in excess of the value of the shares of Common Stock on the date of exercise will be capital gain. If the amount recognized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount recognized upon the disposition of the shares of Common Stock.

The rules described above that generally apply to incentive stock options do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from incentive stock options.

Nonqualified Stock Options. A participant will not recognize ordinary income when a nonqualified stock option is granted. When a nonqualified stock option is exercised, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock that the participant purchased over the exercise price he or she paid.

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Stock Appreciation Rights. A participant will not recognize ordinary income when a SAR is granted. When a SAR is exercised, the participant will recognize ordinary income equal to the cash and/or the fair market value of shares of Common Stock the participant receives.

Restricted Shares. A participant who has been granted restricted shares will not recognize ordinary income at the time of grant, assuming that the underlying shares of Common Stock are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes and that the participant does not make an election under Section 83(b) of the Internal Revenue Code. Generally, upon the vesting of restricted shares, the participant will recognize ordinary income in an amount equal to the then fair market value of the shares of Common Stock, less any consideration paid for such shares of Common Stock. Any gains or losses recognized by the participant upon disposition of the shares of Common Stock will be treated as capital gains or losses. However, a participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have income recognized at the date of grant of a restricted share award equal to the fair market value of the shares of Common Stock on the grant date (less any amount paid for the restricted shares) and to have the applicable capital gain holding period commence as of that date.

Restricted Share Units. A participant generally will not recognize ordinary income when restricted share units are granted. Instead, a participant will recognize ordinary income when the restricted share units are settled in an amount equal to the fair market value of the shares of Common Stock or the cash he or she receives, less any consideration paid.

Sale of Shares. When a participant sells shares of Common Stock that he or she has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the shares of Common Stock for more than one year (or, in the case of a restricted share award, more than one year from the date the restricted shares vested unless the participant made an election pursuant to Section 83(b) of the Internal Revenue Code, described above). If the participant has held the shares of Common Stock for one year or less, the gain or loss will be a short-term capital gain or loss.

Tax Deductibility of Compensation Provided Under the Incentive Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the Incentive Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

Further, to the extent that compensation provided under the Incentive Plan may be deemed to be contingent upon a change in control of the Company, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Restrictions on Shares; Claw-back Provisions

Shares of Common Stock acquired in respect of awards pursuant to the Incentive Plan are subject to such terms and conditions determined by the Board, including restrictions on the transferability of shares, our right to repurchase shares, our right to require the transfer of shares in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements. The issuance of shares of Common Stock are subject to recipients’ consent to such terms and conditions and the recipient entering into an award agreement. All awards are subject to the provisions of any claw-back policy implemented by us, including any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable award agreement.

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New Plan Benefits

The Compensation Committee has determined to grant, upon stockholder approval of the Incentive Plan Increase, an option grant to Mr. Cunningham to purchase up to 316,352 shares of Common Stock and an option grant to Dr. Cundy to purchase up to 115,037 shares of Common Stock, collectively, the Contingent Grants. In addition, upon their re-election, our non-employee directors will directors will also receive option grants under the Incentive Plan.

Each Contingent Grant issued to Mr. Cunningham and Dr. Cundy will vest immediately upon receipt of stockholder approval of the Incentive Plan Increase as to 1/16th of the number of shares of Common Stock and 1/16th to vest on each of July 15, October 15, January 15, and April 15 over the next 4 years, expire ten years after the grant date, have a grant date of the stockholder approval date, and have an exercise price equal to the closing price of the Company’s Common Stock on the date of grant.

The Contingent Grants are intended to incentivize and reward our executive officers for their continued dedication to our Company and the long-term success of our stockholders.

Pursuant to our non-employee director compensation policy, each non-employee director upon re-election will be granted an option to purchase 25,000 shares of Common Stock vesting monthly or the earlier of the one-year anniversary of the date of grant or the Company’s next annual meeting of stockholders. In addition, it is anticipated that the non-employee directors will also receive, an annual grant on the date of this Annual Meeting of options to purchase an aggregate of 38,385 shares of Common Stock, with such options being allocated as follows: Dr. Lawler: 13,236 shares; Mr. Shah: 6,618 shares; Mr. Aryeh: 4,964 shares; Dr. Lin: 4,964 shares; Dr. Calloway: 3,309; Ms. Kupchyk: 2,647 and Mr. English: 2,647.

The following table summarizes the awards expected to be granted following the Annual Meeting to executive officers and non-executive directors:

Name and Position	Number of Stock Options
Richard Anthony Cunningham	316,352
Simon Allen	-
Kennth C. Cundy	115,037
Daniel George	-
Current Executive Officers as a Group	431,389
Current Non-Executive Director Group	213,385
Current Non-Executive Officer Employee Group	-

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Equity Compensation Plan Information

The following table provides certain information with respect to our 2020 Stock Incentive Plan information as of June 30, 2024:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities listed in column (a)) (c)
Equity compensation plans approved by security holders(1)	2,319,048		$3.00	324,452
Equity compensation plans not approved by security holders (2)	__	$	__	__

(1)	Consists of shares issuable pursuant to our 2020 Stock Incentive Plan, but does not include the additional shares proposed to be authorized under the Incentive Plan Increase.
(2)	The Company does not have equity compensation plans not approved by stockholders.

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards will be granted to them under the Incentive Plan if this proposal is approved.

Market Price of our Common Stock

The closing price of the Common Stock on Nasdaq as of February 14, 2025 was $1.33.

Required Vote and Board of Directors Recommendation

The affirmative vote of the holders of a majority of shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required to approve the Incentive Plan Increase (Proposal 4). Abstentions will have the same effect as “against” votes. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” the Incentive Plan Increase (PROPOSAL 4).

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Proposal 5

Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board has selected EisnerAmper LLP as the Company’s independent registered public accounting firm for Fiscal 2025 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. EisnerAmper LLP has audited the Company’s financial statements since its inception in April 2020. A representative of EisnerAmper LLP is expected to be present virtually at the Annual Meeting and to be available to respond to appropriate questions from stockholders, and will have the opportunity to make a statement or he or she desires to do so.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of EisnerAmper LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended June 30, 2024 and 2023 by EisnerAmper LLP, the Company’s principal accountant.

	Fiscal Year Ended
	2024	2023
Audit Fees(1)	$135,450	$137,025
Audit-related Fees	-	-
Tax Fees	-	-
All Other Fees (specifically describe all other fees incurred)	-	-
Total Fees	$135,450	$137,025

(1)	Audit fees of EisnerAmper LLP for the fiscal years ended June 30, 2024 and 2023 were for professional services rendered for the audits of our financial statements, including accounting consultation, reviews of quarterly financial statements and professional services rendered in connection with our registration statements.

All fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures.

The Audit Committee’s policy is to pre-approve all audit, audit-related and non-audit services provided by the Company’s independent registered public accounting firm, EisnerAmper LLP, including fees and cost ranges. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Company’s independent registered public accounting firm is required to periodically report to the Audit Committee regarding the extent of services provided by the Company’s independent registered public accounting firm in accordance with such pre-approval. The Audit Committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Audit Committee at the next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

Required Vote and Board of Directors Recommendation

The affirmative vote of the holders of a majority of shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required to approve the Auditor Ratification (Proposal 5). Abstentions will have the same effect as “against” votes. We do not expect there to be any broker non-votes on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” the Auditor Ratification proposal (PROPOSAL 5).

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Proposal 6

Removal OF LOCK-UP RESTRICTIONS

Background of the Proposal

On December 22, 2024, we entered into a securities purchase agreement (the “Purchase Agreement”) with 22NW, as well as other institutional accredited investors (the “Investors”), pursuant to which we issued to the Investors, in a private placement priced at-the-market (the “Private Placement”), an aggregate of 15,151,514 shares of Common Stock, of which 10,101,010 of such shares (the “Shares”) were issued to 22NW, a greater than 5% stockholder of the Company that is controlled by Aron English, a director of the Company. Prior to the consummation of the Private Placement, we had two directors, Joseph F. Lawler and Aron English, that each beneficially owned in excess of 40% of our outstanding shares of Common Stock; however immediately after the Private Placement, Mr. English became our largest stockholder, beneficially owning in excess of 50% of the voting power of our Common Stock. The Private Placement closed on December 23, 2024.

On February 20, 2025, we received a letter (the “Letter”) from Nasdaq stating that we failed to comply with Nasdaq’s stockholder approval requirements set forth in Nasdaq Listing Rule 5635(b) (“Rule 5635(b)”) which requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the company. Since immediately after the consummation of the Private Placement, 22NW’s purchase of the Shares increased Aron English’s beneficial ownership of Common Stock above the beneficial ownership of Common Stock of Joseph F. Lawler, our largest stockholder prior to consummation of the Private Placement, Nasdaq determined that there was a change of control and that the Company was required to obtain prior stockholder approval under Rule 5635(b). At the time we entered into the Purchase Agreement and consummated the Private Placement, we did not believe that a change of control had occurred. The Letter has no immediate effect on our continued listing on the Nasdaq Capital Market, subject to our compliance with the other continued listing requirements.

Pursuant to the Nasdaq Listing Rules, we had 45 calendar days (until April 6, 2025) to submit a plan to regain compliance, which plan was submitted to Nasdaq (the “Compliance Plan”). On February 24, 2025, we received a letter from Nasdaq notifying us that based on the Compliance Plan submitted to Nasdaq, the Nasdaq Staff has determined to grant us an extension to regain compliance with Rule 5635(b), as described below. In order to regain compliance, we proposed, and 22NW agreed, to execute an irrevocable lock-up agreement providing that the Shares received in the Private Placement cannot vote or be sold or otherwise transferred unless and until our stockholders approve removing the lock-up restrictions thereby allowing such shares to vote and/or be sold or otherwise transferred. In addition, irrevocable instructions to the Company’s transfer agent would be provided informing the transfer agent that such Shares cannot be voted or sold or transferred. Furthermore, we proposed that the Shares would have a legend noting that they are subject to the terms of the lock-up agreement. We also informed Nasdaq that we intended to file a preliminary proxy with the proposal described above to be voted on at the Annual Meeting. The Nasdaq Staff determined to grant us an extension until April 10, 2025 to obtain stockholder approval of the proposal and disclose results of the Annual Meeting. In the event we do not satisfy the terms of the Compliance Plan by obtaining stockholder approval of this proposal at the Annual Meeting and/or not disclosing the results of the Annual Meeting by April 10, 2025, the Staff will provide written notification that our securities will be delisted, which we may appeal to a hearings panel.

On February 24, 2025, in accordance with our proposed Compliance Plan, we entered into a lock-up agreement with 22NW (the “Lock-Up Agreement”), pursuant to which 22NW has agreed not to vote, sell, transfer, pledge or otherwise dispose of the Shares unless and until our stockholders approve removing the lock-up restrictions thereby allowing such Shares to be voted and/or be sold or otherwise transferred (the “Stockholder Approval”). In addition, our transfer agent has been provided irrevocable instructions not to allow the voting or sale, transfer, pledge or other disposition of the Shares until we obtain the Stockholder Approval. The transfer agent has also been instructed to place a legend on the Shares that the Shares are subject to the Lock-Up Agreement and cannot be voted, sold, transferred, pledged or otherwise disposed of until such time as we obtain Stockholder Approval. Pursuant to the Lock-Up Agreement, we agreed to hold a stockholder meeting no later than April 30, 2025 and to submit a proposal for the removal of the voting and transfer restrictions set forth in the Lock-Up Agreement at such stockholder meeting. The Lock-Up Agreement further provides that any failure of the Company to hold a stockholder meeting to remove the lock-up restrictions by April 30, 2025 or to have the restrictions on voting and transfer of the Shares removed after receiving Stockholder Approval would be deemed a breach of the Lock-Up Agreement and 22NW would have a right to have the Shares redeemed.

Please note that due to the terms of the Lock-Up Agreement, the Shares cannot be voted with respect to this Proposal 6 or any other proposal at the Annual Meeting.

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Support Agreements

Certain of our stockholders holding in excess of 29% of our outstanding shares of Common Stock have entered into a Support Agreement, pursuant to which such stockholders have agreed to vote all of the shares of Common Stock that they own in favor of the Removal of Lock-Up Restrictions proposal. Based on the foregoing Support Agreement and together with the shares beneficially owned by Mr. English (except, with respect to Mr. English, the Shares 22NW acquired in the Private Placement which Shares cannot be voted with respect to any proposals at this Annual Meeting), we believe that Proposal 6 will be approved even if no other stockholders vote to approve Proposal 6.

Reasons for the Removal of Lock-Up Restrictions Proposal

Our Common Stock is listed on Nasdaq and trades under the ticker symbol “ANEB.” 22NW’s acquisition of the Shares increased Aron English’s beneficial ownership of Common Stock above the beneficial ownership of Common Stock of Joseph F. Lawler, our largest stockholder prior to consummation of the Private Placement, and a change of control of the Company is deemed to have occurred since a new control position was created. Therefore, in an attempt to regain compliance with Nasdaq Listing Rules and in accordance with our proposed Compliance Plan, we and 22NW entered into the Lock-up Agreement thereby restricting 22NW’s ability to vote, sell, transfer, pledge or otherwise dispose of the Shares until Stockholder Approval is obtained.

We are asking stockholders to approve the Removal of Lock-Up Restrictions thereby allowing the Shares to be voted and/or be sold or otherwise transferred. By approving the removal of the voting and transfer restrictions on the Shares, stockholders are also approving and ratifying, for purposes of Rule 5635(b), the issuance of the securities resulting in a change of control because, upon removal of the lock-up restrictions, Mr. English, who is the beneficial owner of 51% of our outstanding shares of Common Stock, inclusive of the Shares which are currently restricted from voting pursuant to the Lock-Up Agreement, will have voting power over 51% of our outstanding shares of Common Stock.

Potential Consequences if Removal of Lock-Up Restrictions Proposal is Not Approved

Based on the Support Agreement that has been executed and the beneficial ownership of Mr. English (exclusive of the Shares), we believe that Proposal 6 will be approved even if no other stockholders vote to approve Proposal 6; however, if Proposal 6 for some reason were not to be approved, we will not regain Nasdaq compliance. The Nasdaq Staff determined to grant us an extension until April 10, 2025 to obtain Stockholder Approval of the proposal and disclose results of the Annual Meeting. In the event we do not satisfy the terms of the Compliance Plan by obtaining Stockholder Approval of this proposal at the Annual Meeting and/or not disclosing the results of the Annual Meeting by April 10, 2025, the Staff will provide written notification that our securities will be delisted, which we may appeal to a hearings panel.

Potential Adverse Effects of the Approval of the Removal of Lock-Up Restrictions Proposal

If the Removal of Lock-Up Restrictions proposal is approved, Mr. English will be our controlling voting stockholder and may be able to significantly control any matters requiring approval by our stockholders, including the election of directors, board composition, executive compensation, and the approval of mergers or other business combination transactions. Mr. English’s interests may not always coincide with our interests or the interests of other stockholders. The significant concentration of stock ownership may adversely affect the trading price of our Common Stock due to the perception that conflicts of interest may exist or arise. In addition, the sale into the public market of the Shares could materially and adversely affect the market price of our Common Stock.

We will also be a “controlled company” within the meaning of the corporate governance standards of Nasdaq because Mr. English will beneficially own more than 51% of our Common Stock and, as a result, although we currently have no plans to do so, we may choose to avail ourselves of certain exemptions from corporate governance rules.

Required Vote and Board of Directors Recommendation

The affirmative vote of the holders of a majority of shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required to approve the Removal of Lock-Up Restrictions proposal (Proposal 6). Abstentions will have the same effect as “against” votes. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” the Removal of Lock-Up Restrictions Proposal (PROPOSAL 6).

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of the Record Date by: (i) each director and nominee for director of the Company; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

The table is based upon information supplied by officers, directors and principal stockholders, and found in Schedules 13D and 13G filed with the SEC and other sources believed to be reliable by the Company. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 41,084,731 shares of Common Stock outstanding on the Record Date, adjusted as required by rules promulgated by the SEC. The number of shares of Common Stock used to calculate the percentage ownership of each listed beneficial owner includes the shares of Common Stock underlying options, warrants or convertible securities held by such beneficial owner that are exercisable or convertible within 60 days following the Record Date. Unless otherwise indicated, the address for each person or entity listed in the table is c/o Anebulo Pharmaceuticals, Inc., 1017 Ranch Road 620 South, Suite 107, Lakeway, Texas 78734.

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares	Percent of Total
5% or Greater Stockholders
Joseph F. Lawler(1)	12,133,194	29.4%
Aron R. English(2)	21,953,305	51.2%
22NW Fund, LP(3)	17,170,877	40.1%
Pharma Investors, LLC(4)	4,654,528	11.3%

Named Executive Officers and Directors
Simon Allen(5)	—	—
Richard Anthony Cunningham(10)	479,433	1.2%
Kenneth C. Cundy(6)	215,119	*
Joseph F. Lawler(1)	12,133,194	29.4%
Aron R. English(2)	21,953,305	51.2%
Jason M. Aryeh(7)	129,058	*
Nathaniel Calloway(11)	58,224	*
Areta Kupchyk(8)	127,900	*
Kenneth Lin(9)	129,058	*
Daniel George	—	—
Bimal Shah(12)	33,929	*
All current executive officers and directors as a group (10 persons)(13)	35,259,216	80.6%

*	Less than one percent.

(1)	Consists of (i) 3,300,344 shares of Common Stock owned by Dr. Lawler, (ii) 4,349,828 shares of Common Stock held by CAL GRAT 2022-1, a grantor retained annuity trust for which Dr. Lawler serves as the trustee and Dr. Lawler and his wife are the sole beneficiaries, (iii) 4,349,828 shares of Common Stock held by JFL GRAT 2-22-1, a grantor retained annuity trust for which Dr. Lawler serves as the trustee and Dr. Lawler and his wife are the sole beneficiaries, and (iv) 133,194 shares of Common Stock issuable to Dr. Lawler pursuant to options exercisable within 60 days of the Record Date.

(2)	Consists of (i) the shares described in notes (3) and (4) below and (ii) 127,900 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date.

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(3)	Consists of (i) 15,467,300 shares of Common Stock and (ii) 1,703,577 shares of Common Stock issuable pursuant to warrants exercisable within 60 days of the Record Date. Mr. English, as the Manager of 22NW Fund GP, LLC, which is the General Partner of 22NW Fund, LP, may be deemed to beneficially own the securities owned directly by 22NW Fund, LP. The address for 22NW Fund, LP is 1455 NW Leary Way, Suite 400, Seattle, Washington 98107. The beneficial ownership table assumes our stockholders approve Proposal 6 related to the removal of the voting and transfer lock-up restrictions on the 10,101,010 shares of Common Stock owned by 22NW Fund, LP at the Annual Meeting which is within 60 days of the Record Date.

(4)	Consists of 4,654,528 shares of Common Stock. Mr. English, as the owner of Pharma Investors, LLC, may be deemed to beneficially own the securities owned directly by Pharma Investors, LLC. The address for Pharma Investors, LLC is 1455 NW Leary Way, Suite 400, Seattle, Washington 98107.

(5)	Mr. Allen’s employment was terminated on October 6, 2023.

(6)	Consists of 215,119 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date.

(7)	Consists of 129,058 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date.

(8)	Consists of 127,900 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date.

(9)	Consists of 129,058 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date.

(10)	Consists of 479,433 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date.

(11)	Consists of 58,224 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date.

(12)	Consists of 33,929 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date.

(13)	Includes shares described in the notes (1) and (2) and (6) through (12) above and excludes shares described in note (5), as Mr. Allen is no longer a current officer of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended June 30, 2024, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except as follows: a Form 4 jointly filed by Aron English, 22NW, LP, and 22NW Fund, LP reporting three transactions (the acquisition on November 12, 2023 of Common Stock by 22NW, LP, and on December 18, 2023 the gifting of such stock to 22NW Fund, LP and the acquisition by 22NW Fund, LP of such shares upon such gift).

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Information About Our Executive Officers

The names, ages and positions of all executive officers are listed below.

Name	Age	Position(s)
Richard Anthony Cunningham	54	Chief Executive Officer
Daniel George	54	Part time Chief Financial Officer
Kenneth C. Cundy, Ph.D.	65	Chief Scientific Officer

The biography of Mr. Cunningham is set forth in “Proposal 2: Election of Directors” above.

Daniel George has served as the Company’s part time Chief Financial Officer since September 2023. He dedicates approximately 25% of his business time to the Company. He has managed his professional services practice since December 2022, specializing in providing executive financial services to healthcare companies. Mr. George served as the Chief Financial Officer and Treasurer of Lucira Health, Inc. a publicly traded medical diagnostics company (“Lucira”), on a full-time basis from August 2020 to November 2022. Lucira filed for bankruptcy in February 2023 and was acquired by Pfizer, Inc. through a bankruptcy auction in April 2023. From April 2019 until August 2020, Mr. George served as Lucira’s Chief Financial Officer and Treasurer through his consulting practice, which he established in May 2016, specializing in providing executive financial services to healthcare companies covering a broad range of specialties. Mr. George served as Vice President, Finance for Avinger Inc., a publicly traded medical device company specializing in peripheral atherectomy from August 2014 to May 2016. From June 2012 to August 2014, Mr. George served as a consultant and Vice President of Finance for ApniCure, Inc., a medical device company specializing in the treatment of sleep apnea. From March 2009 to June 2012, Mr. George worked for Avantis Medical Systems, Inc., a manufacturer of colonoscopy visualization technology, where he was both a consultant and Chief Financial Officer. Mr. George was also the Sr. Director of Finance at FoxHollow Technologies Inc., a publicly traded medical device company, and worked for PricewaterhouseCoopers LLP, an accounting and management consulting firm, in the assurance and business advisory practice. Mr. George holds B.S. degrees in both Accounting and Finance from California State University, Long Beach.

Kenneth C. Cundy, Ph.D., has served as the Company’s Chief Scientific Officer since May 2022. Prior to that, Dr. Cundy served as the Chief Scientific Officer of CohBar, Inc., a publicly traded clinical stage biotechnology company developing therapeutics targeting chronic and age-related diseases, from November 2014 to March 2022. From December 2012 to November 2014, Dr. Cundy served as the Chief Scientific Officer for XenoPort, Inc., a biopharmaceutical company focused on the development of product candidates for the potential treatment of neurological disorders, and he also served as its Senior Vice President of Preclinical and Clinical Sciences from 2011 to 2012, as its Vice President of Preclinical Development from 2004 to 2011, and as its Vice President of Biopharmaceutics from 2000 to 2004. From 1992 to 2000, Dr. Cundy was Senior Director of Biopharmaceutics at Gilead Sciences, Inc. Prior to Gilead Sciences, from 1988 to 1992, Dr. Cundy was Principal Research Investigator at Sterling Drug, a pharmaceutical division of Eastman Kodak Company. He received a B.S. in Pharmacy from the University of Manchester and was registered as a pharmacist in the United Kingdom. He received a Ph.D. in Pharmaceutical Sciences from the University of Kentucky and postdoctoral training in Biochemistry at the University of California, Berkeley.

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Executive and Director Compensation

Summary Compensation Table

The following table shows for the fiscal years ended June 30, 2024 and 2023, compensation awarded to or paid to, or earned by, (i) all individuals who served as the Company’s principal executive officer during the fiscal year ended June 30, 2024 (“Fiscal 2024”), (ii) the two most highly compensated executive officers (other than the principal executive officer) of the Company who were serving as executive officers of the Company as of June 30, 2024 and (iii) up to two former executive officers who would have been among our two most highly compensated executive officers for Fiscal 2024 but for the fact that they did not serve as executive officers as of June 30, 2024 (the “named executive officers”).

Summary Compensation Table for Fiscal 2024

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)

Simon Allen (2) Former President and Chief Executive Officer	2024	131,400		—	—	—	385,408	516,808
	2023	472,565		164,100	—	141,377	—	778,042
Richard Anthony Cunningham(3) Chief Executive Officer	2024	332,885		—	—	1,367,325	—	1,700,210
Kenneth C. Cundy Chief Scientific Officer	2024	380,766		111,990	—	119,395	—	612,151
	2023	361,650		63,500	—	70,475	—	495,625
Daniel George (4) Part time Chief Financial Officer	2024	147,268	(5)	—	—	—	—	147,268

(1)	Dollar amounts reflect the aggregate grant date fair value of awards granted during the indicated year. This amount has been computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of these amounts are described in our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024. These amounts do not reflect the actual economic value that will be realized by the officer upon the vesting or exercise (as applicable) of the award or the sale of the Common Stock underlying such award.

(2)	Mr. Allen was terminated as our President and Chief Executive Officer as of October 6, 2023. The amount reported in “All Other Compensation” represents severance payments pursuant to his employment agreement.

(3)	Mr. Cunningham was appointed as Chief Executive Officer on October 6, 2023.

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(4)	Mr. George was appointed as our part time Chief Financial Officer on September 28, 2023. Pursuant to his offer letter, we compensated Mr. George at a rate of $400 per hour.

(5)	We compensated Mr. George an aggregate of $147,268 between September 28, 2023 and June 30, 2024.

Narrative to Summary Compensation Table

The Compensation Committee of our Board of Directors administers our compensation program for executive officers.

Executive Compensation Processes

Role of Committee and Management. In reviewing each executive officer’s compensation terms, the Compensation Committee considers relevant factors including the nature and scope of the executive officer’s role and responsibilities, leadership and management experience, individual contributions, Company performance, market compensation levels, retention considerations, the terms of the executive officer’s employment agreement, tenure, prior compensation and internal pay equity.

Executives do not participate in the Compensation Committee’s deliberations or decisions regarding their own compensation. The Compensation Committee’s independent compensation consultant assists the Compensation Committee in determining named executive officer compensation by providing data, analyses and recommendations. In addition, the Company’s Chief Executive Officer presents individual pay recommendations to the Compensation Committee for the other executive officers. Following such review, the Compensation Committee approves the compensation terms for all executive officers.

Role of Compensation Consultants. The Compensation Committee has the authority under its charter to retain compensation consultants to assist in carrying out its responsibilities. The Compensation Committee has from time to time retained consultants to provide independent advice on executive officer and director compensation and to perform specific tasks as requested by the Compensation Committee. Any such consultant reports directly to the Compensation Committee.

The Compensation Committee engaged Pearl Meyer in fiscal 2024 to provide market and peer group data, as well as advice on the components of executive officer compensation. In fiscal 2024, the Compensation Committee conferred with Pearl Meyer regarding equity compensation matters. The Compensation Committee assessed the independence of Pearl Meyer pursuant to SEC rules and in accordance with Nasdaq listing standards, noting that Pearl Meyer (i) did not have any relationships with the Company, our executive officers or our Committee members that would impair its independence, and (ii) does not provide any services to the Company other than advice to the Compensation Committee regarding executive officer and director compensation, and concluded that Pearl Meyer is free from conflicts of interest and is independent.

Competitive Market Pay Information. Our Compensation Committee reviews competitive market data to ensure that our executive compensation program offers competitive compensation opportunities. The primary frame of reference for market-based analysis is a peer group of comparable public companies collectively reviewed by the Compensation Committee and Pearl Meyer, based on industry similarity, financial metrics, and other qualitative factors such as geography. The Compensation Committee considered the compensation data of a selected peer group only as a guidepost to their evaluation of proposed compensation amounts, and there was no mandate that any actual compensation paid must fall within any set range. Our Compensation Committee and Board believe that using the market comparative data in this manner was useful in establishing an appropriate and competitive compensation structure.

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Annual Base Salary

The compensation of our named executive officers is determined and approved by our Compensation Committee. The Fiscal 2024 annual base salaries for our named executive officers were as follows:

Name	2024 Base Salary
Simon Allen (1)	$495,130
Richard Anthony Cunningham(3)	$450,000
Kenneth C. Cundy(2)	$388,232
Daniel George(4)	—

(1)	Mr. Allen’s annual base salary at the beginning of Fiscal 2024 was $495,130. Mr. Allen was terminated as our President and Chief Executive Officer as of October 6, 2023.

(2)	Dr. Cundy’s annual base salary at the beginning of Fiscal 2024 was $373,300. The amount was increased to $388,232 per year effective January 1, 2024. Commencing January 1, 2025, Dr. Cundy’s base salary was increased to $403,761

(3)	Mr. Cunningham was appointed as Chief Executive Officer on October 6, 2023 and received an annual base salary of $450,000. Commencing January 1, 2025, Mr. Cunningham’s base salary was increased to $472,500.

(4)	Mr. George was appointed as our part time Chief Financial Officer on September 28, 2023. Pursuant to his offer letter, we compensated Mr. George at a rate of $400 per hour. We compensated Mr. George an aggregate of $147,268 between September 28, 2023 and June 30, 2024. Mr. George’s compensation from the Company will remain at a rate of $400 per hour.

Discretionary Bonuses

In 2023, Dr. Cundy and Mr. Allen were paid a bonus of $63,500 and $164,100, respectively, for the prior calendar year. In January 2024, the Compensation Committee approved a one-time discretionary cash bonus of $111,900 for Dr. Cundy for services performed in calendar year 2023. In January 2025, the Compensation Committee approved a one-time discretionary cash bonus of $116,470 for Dr. Cundy for services performed in calendar year 2024. The discretionary cash bonus for services provided in calendar year 2024 is not included in the Summary Compensation Table for fiscal 2024 as it will be included in the Summary Compensation Table for fiscal 2025.

In December 2024, the Compensation Committee approved a one-time discretionary bonus of $250,000 for Mr. Cunningham for services performed in calendar year 2024. In order to save cash, in lieu of a cash bonus, Mr. Cunningham agreed to receive options to purchase common stock. Based on a Black-Scholes option-pricing model, Mr. Cunningham was granted an option to purchase 254,433 shares of our Common Stock with a per share exercise price of $1.56, which option was immediately fully vested. The equity award issued in lieu of the discretionary bonus for services performed in calendar year 2024 is not included in the Summary Compensation Table for fiscal 2024 as it will be included in the Summary Compensation Table for fiscal 2025.

The Compensation Committee reviewed and considered various factors in determining the amount of the discretionary bonuses. The factors considered included advancement of the Company’s product candidate, the responsibilities of each named executive officer, the level of retention risk, compensation trends within the industry, and the financial performance, capital raising and cash management of the Company. The discretionary bonuses were not based on specific quantitative formulas but rather were related to subjective evaluations by the Compensation Committee after weighing the above factors and the named executive officer’s contributions to the Company. Although the Compensation Committee reviewed key compensation trends in the life science industry, the amount of the discretionary awards was not benchmarked or tied to any other performance metrics or pay of similar executives at peer companies.

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Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our named executive officers’ interests with those of our stockholders and to retain and incentivize our named executive officers over the long-term. Generally, our Board of Directors, or the Compensation Committee, approves equity grants. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our named executive officers generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize our named executive officers with respect to achieving certain corporate goals or to reward our named executive officers for exceptional performance. We have granted all equity awards under our 2020 Stock Incentive Plan. All options are granted with a per share exercise price equal to no less than the fair market value of a share of our Common Stock on the date of the grant of such award. During the fiscal year ended June 30, 2024, we made the following equity-based incentive awards to our named executive officers:

In February 2024, we granted Dr. Cundy an option to purchase 72,613 shares of our Common Stock with a per share exercise price of $2.72, and vesting in 16 equal quarterly installments on the first day of each calendar quarter starting on April 1, 2024 and ending on January 1, 2028, subject to his continuous service with us. The Compensation Committee has agreed to issue to Dr. Cundy an option to purchase up to 115,037 shares of Common Stock upon the approval of the stockholders of an increase in the 2020 Stock Incentive Plan.

In October 2023, we granted Mr. Cunningham an option to purchase 600,000 shares of our Common Stock with a per share exercise price of $3.03, and vesting in 16 equal quarterly installments on the first day of each calendar quarter starting on January 1, 2024 and ending on October 1, 2027, subject to his continuous service with us. We also granted Mr. Cunningham an option to purchase 140,000 shares of our Common Stock based on the occurrence of certain events (as further described under “—Employment Agreements with our Named Executive Officers” below). The Compensation Committee has agreed to issue to Mr. Cunningham an option to purchase up to 316,352 shares of Common Stock upon the approval of the stockholders of an increase in the 2020 Stock Incentive Plan.

As discussed above in “– Discretionary Bonuses.” In December 2024, the Compensation Committee approved a one-time discretionary bonus of $250,000 for Mr. Cunningham for services performed in calendar year 2024. In order to save cash, in lieu of a cash bonus, Mr. Cunningham agreed to receive options to purchase common stock. Based on a Black-Scholes option-pricing model, Mr. Cunningham was granted an option to purchase 254,433 shares of our Common Stock with a per share exercise price of $1.56, which option was immediately fully vested. The equity award issued in lieu of the discretionary bonus for services performed in calendar year 2024 is not included in the Summary Compensation Table for fiscal 2024 as it will be included in the Summary Compensation Table for fiscal 2025.

Employment Agreements with our Named Executive Officers

We have entered into employment agreements or offer letters with each of our named executive officers. Each of our named executive officer’s employment is “at will” and may be terminated by us at any time. For a discussion of the severance pay and other benefits available in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, please see “—Potential Payments Upon Termination or Change in Control” below. In addition, each of our named executive officers is eligible to participate in the employee benefit plans generally available to our employees.

Mr. Allen. In December 2021, we entered into an employment agreement with Mr. Allen, effective as of February 1, 2022, that provided for, among other things, an initial annual base salary of $450,000, an option to purchase 625,000 shares of our Common Stock with a per share exercise price of $7.02, which vested ratably in 16 quarterly installments over a four-year period from April 1, 2022 through January 1, 2026, subject to Mr. Allen’s continuous service with us, and a cash bonus of $1.5 million in the event of a Board approved sale of the Company for a sale price equal to or greater than $500 million. Mr. Allen’s employment was terminated in October 2023.

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Mr. Cunningham. In connection with his appointment as the Company’s Chief Executive Officer on October 6, 2023, the Company entered into an employment agreement with Mr. Cunningham (the “Cunningham Employment Agreement”), that provides for, among other things, an initial annual base salary of $450,000, a grant of a Time-Based Option to purchase up to 600,000 shares of our Common Stock at an exercise price equal to the closing price of our Common Stock on the grant date (the “Grant Date Closing Price”), which vests in 16 equal quarterly installments commencing on January 1, 2024, provided Mr. Cunningham remains employed with us on the respective vesting dates, and a grant of a Performance-Based Option to purchase up to 140,000 shares of our Common Stock at an exercise price per share equal to the Grant Date Closing Price, which vests in installments upon achievement of certain business development, clinical and corporate milestones on or before October 5, 2027. The Cunningham Employment Agreement also provides that Mr. Cunningham is subject to certain restrictive covenants, including confidentiality, non-solicitation of our employees, customers, subscribers or suppliers, and non-disparagement restrictions.

Dr. Cundy. In May 2022, we entered into an employment agreement with Dr. Cundy (the “Cundy Employment Agreement”) that provides for, among other things, an initial annual base salary of $350,000, an annual target bonus equal to 30% of his annual base salary (prorated based on the number of days employed), and certain equity-based incentive awards. In connection with the Cundy Employment Agreement, Dr. Cundy was granted an option to purchase 233,446 shares of our Common Stock with a per share exercise price of $2.91 which is subject time-based vesting conditions (a “Time-Based Option”) and an option to purchase 116,723 shares of our Common Stock with a per share exercise price of $2.91 which is subject to performance-based vesting conditions (a “Performance-Based Option”). Dr. Cundy’s Time-Based Option vests ratably in 16 quarterly installments from July 1, 2022 through April 1, 2026, subject to Dr. Cundy’s continuous service with us. Dr. Cundy’s Performance-Based Option vests immediately upon FDA approval of ANEB-001 that occurs before June 1, 2026. The Cundy Employment Agreement also provides that Dr. Cundy is subject to certain restrictive covenants, including confidentiality, employee/independent contractor non-solicitation, and non-disparagement restrictions.

Mr. George. In connection with his appointment as the Company’s part-time Chief Financial Officer, on September 26, 2023, the Company entered into an offer letter with Mr. George, which provides for compensation at a rate of $400 per hour.

Potential Payments Upon Termination or Change in Control

Regardless of the manner in which service terminates, certain of our named executive officers are entitled to receive amounts earned during their term of service, including unpaid salary and unused vacation, as applicable. Certain of our named executive officers are entitled to severance under their employment agreement as described below. In each case, the payment of severance benefits is subject to the named executive officer executing a general waiver and release of claims agreement within 30 days following such named executive officer’s termination or resignation date. In addition, if a named executive officer violates any of the restrictive covenants in their employment agreement, any remaining unpaid portion of their severance payment shall be forfeited.

Mr. Allen. If Mr. Allen’s employment was terminated by us without “Cause” or by his resignation for “Good Reason,” then Mr. Allen was entitled to severance in an amount equal to nine months of his annual base compensation, plus reimbursement for COBRA premiums for a maximum of twelve months. In connection with Mr. Allen’s termination without “Cause” in October 2023, he was entitled to severance in an amount equal to nine months of his annual base compensation plus reimbursement for COBRA premiums paid by him for a maximum of 12 months.

Mr. Cunningham. If Mr. Cunningham’s employment is terminated by us without “Cause” or by his resignation for “Good Reason,” then Mr. Cunningham shall be entitled to severance in an amount equal to twelve months of his annual base compensation, plus reimbursement of COBRA premiums paid by him for a maximum of twelve months.

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Dr. Cundy. If Dr. Cundy’s employment is terminated by us without “Cause” or by his resignation for “Good Reason,” then Dr. Cundy shall be entitled to severance in an amount equal to six months of his annual base compensation and the Company will pay his and his eligible dependents’ COBRA premiums, subject to eligibility and timely election, until the earliest of (i) six months following the termination or resignation date, (ii) the expiration of his eligibility for continuation of coverage under COBRA and (iii) the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment. In addition, the number of shares subject to Other Stock-Based Awards (as defined under our 2020 Stock Incentive Plan) that in connection with a termination without “Cause” but absent a Change in Control, would have vested during the six months immediately following such termination or resignation date shall immediately vest and be exercisable in accordance with their terms.

In addition, certain of our named executive officers are eligible for accelerated vesting of Other Stock-Based Awards held by them upon a “Change in Control” as described below. Mr. George was not eligible for accelerated vesting of Other Stock-Based Awards upon a “Change in Control.”

Mr. Allen. All Other Stock-Based Awards granted to Mr. Allen under our 2020 Stock Incentive Plan and held by him, but which are still outstanding, as of immediately prior to a Change in Control, to the extent unvested, would have immediately become 100% vested on the date set by the Board, provided that Mr. Allen was employed by the Company on the date of the Change in Control. As a result of Mr. Allen’s termination, his equity awards are not eligible for acceleration upon a Change in Control.

Mr. Cunningham. All Other Stock-Based Awards granted to Mr. Cunningham under our 2020 Stock Incentive Plan and held by him, but which are still outstanding, as of immediately prior to a Change in Control, to the extent unvested, shall immediately become 100% vested on a date set by the Board, provided Mr. Cunningham was employed by the Company on the date of the Change in Control.

Dr. Cundy. All Other Stock-Based Awards granted to Dr. Cundy under our 2020 Stock Incentive Plan and held by him, but which are still outstanding, as of immediately prior to a Change in Control, to the extent unvested, shall immediately become 100% vested on a date set by the Board, provided Dr. Cundy was employed by the Company on the date of the Change in Control. Dr. Cundy’s Time-Based Option fully vests upon the closing of a Change in Control, subject to Dr. Cundy’s continuous service on the date of such Board approval.

Under the employment agreements with Mr. Allen, Mr. Cunningham and Dr. Cundy:

●	In the case of Mr. Allen and Dr. Cundy, a termination for “Cause” means a termination due to: (i) the named executive officer’s willful failure to substantially perform the duties set forth in his employment agreement (other than any such failure resulting from the named executive officer’s disability); (ii) the named executive officer’s willful failure to carry out, or comply with, in any material respect any lawful directive of the Board; (iii) the named executive officer’s commission at any time of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (iv) the named executive officer’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or while performing the named executive officer’s duties and responsibilities under his employment agreement; (v) the named executive officer’s commission at any time of any act of fraud, embezzlement, misappropriation, material misconduct, conversion of assets of the Company or breach of fiduciary duty against the Company (or any predecessor thereto or successor thereof); or (vi) the named executive officer’s material breach of his employment agreement or other agreements with the Company (including, without limitation, any breach of the restrictive covenants of any such agreement); and which, in the case of clauses (i), (ii) and (vi), continues beyond 30 days after the Company has provided the named executive officer written notice of such failure or breach (to the extent that, in the reasonable judgment of the Board, such failure or breach can be cured by the named executive officer), so long as such notice is provided within 90 days after the Company knew or should have known of such condition;

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●	in the case of Mr. Cunningham, a termination for “Cause” means a termination upon: (i) a material breach by Mr. Cunningham of this Agreement and other agreements with the Company (including, without limitation, any breach of the restrictive covenants of any such agreement), (ii) Mr. Cunningham’s willful failure to substantially perform the duties set forth in this Agreement (other than any such failure resulting from his Disability); (iii) Mr. Cunningham’s willful failure to carry out, or comply with, in any material respect any lawful directive of the Board; (iv) Mr. Cunningham’s conviction of, guilty plea to, or confession of guilt of, a felony, (v) fraudulent, dishonest, or illegal conduct by Mr. Cunningham in the performance of services for or on behalf of the Company or any of the Company Affiliates, (vi) any repeated conduct by Mr. Cunningham in material violation of the Company’s written policies, (vii) any conduct by Mr. Cunningham that is materially detrimental to the reputation of the Company or any of the Company Affiliates, (viii) Mr. Cunningham’s misappropriation of funds of the Company or any of the Company Affiliates, or (ix) Mr. Cunningham’s engaging in discrimination, sexual harassment, other harassment, retaliation, or any conduct involving an act of moral turpitude. A termination of Mr. Cunningham’s employment for Cause shall not be effective unless (i) the Company provides written notice to Mr. Cunningham of the facts alleged by the Company to constitute Cause and such notice is delivered to him no more than ninety (90) days after the Company has actual knowledge of such facts and (ii) in the case of terminations under clauses (i), (ii), (iii), (vi), (vii), and (ix), Mr. Cunningham has been given an opportunity of no less than ten (10) days after receipt of such notice to cure the circumstances alleged to give rise to Cause

●	a resignation for “Good Reason” means a resignation after the occurrence of one or more of the following conditions without the named executive officer’s written consent: (i) a material diminution in the named executive officer’s authority, duties, or responsibilities; (ii) a material diminution in the named executive officer’s annual base compensation; (iii) a material change in the geographic location at which the named executive officer must perform the services under his employment agreement that requires the named executive officer to relocate his residence; or (iv) any other action or inaction that constitutes a material breach of the named executive officer’s employment agreement by the Company; and which, in the case of any of the foregoing, continues beyond 30 days after the named executive officer has provided the Company written notice that the named executive officer believes in good faith that such condition giving rise to such claim of Good Reason has occurred, so long as such notice is provided within 90 days after the initial existence of such condition (in the case of Mr. Allen and Mr. Cunningham, within two years after such occurrence, and, in the case of Dr. Cundy, he actually resigns employment from the Company within 30 days following the Company’s failure to remedy the condition and the expiration of the 30-day cure period); and

●	a “Change in Control” means a Reorganization Event (as defined in our 2020 Stock Incentive Plan), which includes the consummation of: (A) the dissolution or liquidation of the Company, (B) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (C) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity (or its ultimate parent, if applicable), (D) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of a related transactions by a person or group of persons, or (E) any other acquisition of the business of the Company, as determined by the Board; provided, however, that any public offering or other capital raising event, or a merger effected solely to change the Company’s domicile, shall not constitute a “Reorganization Event.”

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Outstanding Equity Awards at Fiscal Year End

The following table shows for the fiscal year ended June 30, 2024, certain information regarding outstanding equity awards at fiscal year-end for the named executive officers.

Outstanding Equity Awards at June 30, 2024

		Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date

Simon Allen(1)	—	—		—	—		—	—
Richard Anthony Cunningham	10/6/2023	75,000	(6)	525,000	—		$3.03	10/5/2033
	10/6/2023	—		—	140,000	(7)	$3.03	10/5/2033
Kenneth C. Cundy	6/1/2022	116,723	(2)	116,723	—		$2.91	6/30/2027
	6/1/2022	—		—	116,723	(3)	$2.91	6/30/2027
	12/9/2022	13,131	(4)	21,886	—		$3.37	12/08/2032
	4/1/2024	—	(5)	72,613	—		$2.72	2/28/2034
Daniel George	—	—		—	—		—	—

(1)	All options previously granted to Mr. Allen ceased to vest in October 2023 in connection with Mr. Allen’s termination. Subsequent to his termination, his unvested options forfeited and his vested options were exercisable for a period of 90 days. The vested options were cancelled in January 2024. Therefore, Mr. Allen did not have any outstanding equity awards as of June 30, 2024.

(2)	This option vests ratably in 16 quarterly installments from July 1, 2022 through April 1, 2026, subject to Dr. Cundy’s continuous service with us. In addition, the option fully vests upon the closing of a Board approved Reorganization Event (as defined in our 2020 Stock Incentive Plan), subject to Dr. Cundy’s continuous service on the date of such Board approval.

(3)	This option vests immediately upon FDA approval, on or prior to June 1, 2026, of ANEB-001.

(4)	This option vests ratably in 16 quarterly installments on the first day of each calendar quarter, starting on January 1, 2023, subject to Dr. Cundy’s continuous service with us.

(5)	This option vests ratably in 16 quarterly installments on the first day of each calendar quarter, starting on April 1, 2024, subject to Dr. Cundy’s continuous service with us.

(6)	This option vests ratably in 16 quarterly installments on the first day of each calendar quarter, starting on January 1, 2024, subject to Mr. Cunningham’s continuous service with us.

(7)	This option vests upon the occurrence of events, on or prior to October 5, 2027, as follows: (i) 15,000 shares upon licensing ANEB-001 in Australia or New Zealand or whereby Australia or New Zealand is part of an ex-U.S. licensing package that includes other territories, provided that Mr. Cunningham is employed by the Company when ANEB-001 is licensed in Australia or New Zealand, (ii) 25,000 shares upon licensing ANEB-001 in Europe or whereby Europe is part of an ex-U.S. licensing package that includes other territories, provided that Mr. Cunningham is employed by the Company when ANEB-001 is licensed in Europe, (iii) 50,000 shares upon Initiation of Phase 1 trial with an IV formulation of ANEB-001 or in the event company is acquired prior to the initiation of Phase 1 trial, provided that Mr. Cunningham is employed by the Company when the first patient is dosed with IV ANEB-001, and (iv) 50,000 shares upon the closing of a Board approved sale of the Company provided that Mr. Cunningham is employed by the Company on the date of the approval of the sale by the Board.

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Option Repricings

There were no repricings or cancellations of any of our named executive officers’ outstanding equity awards during the fiscal year ended June 30, 2024. We did not engage in modifications to any of our named executive officers’ outstanding equity awards during the fiscal year ended June 30, 2024.

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company does not have a formal policy on the timing of awards of options in relation to the disclosure of material nonpublic information by the Company. The Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our Common Stock on the date of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

During the fiscal year ended June 30, 2024, we did not award any options to a named executive officer in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such report, except as set forth in the table below:

Name	Grant date	Number of securities underlying the award		Exercise price of the award ($/Sh)	Grant date fair value of the award		Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information
Richard Anthony Cunningham	10/6/23	740,000	(1)	$3.0271	$1,367,325	(1)	(6.77)%

(1)	In October 2023, we granted Mr. Cunningham an option to purchase 600,000 shares of our Common Stock with a per share exercise price of $3.03, and vesting in 16 equal quarterly installments on the first day of each calendar quarter starting on January 1, 2024 and ending on October 1, 2027, subject to his continuous service with us. We also granted Mr. Cunningham an option to purchase 140,000 shares of our Common Stock based on the occurrence of certain events (as further described under “—Employment Agreements with our Named Executive Officers” above).

Perquisites, Health, Welfare and Retirement Benefits

Each of our named executive officers is eligible to participate in our employee benefit plans, including our family health, dental and vision policies, in each case on the same basis as all of our other employees. We do not provide perquisites or personal benefits to our executive officers that we do not generally provide to our other employees.

Clawback Policy

The Board has adopted a clawback policy which allows us to recover performance-based compensation, whether cash or equity, from a current or former executive officer in the event of an Accounting Restatement. The clawback policy defines an Accounting Restatement as an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws. Under such policy, we may recoup incentive-based compensation previously received by an executive officer that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the Accounting Restatement.

The Board has the sole discretion to determine the form and timing of the recovery, which may include repayment, forfeiture and/or an adjustment to future performance-based compensation payouts or awards. The remedies under the clawback policy are in addition to, and not in lieu of, any legal and equitable claims available to the Company. The clawback policy is annexed to our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 as an exhibit.

Insider Trading Policy

We maintain an Insider Trading Policy that contains prohibitions on, among other items, officers, directors and employees purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their own personal benefit. While our executive officers are not required to enter into trading plans in advance of any transactions in our securities, our executives and directors are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act. The Insider Trading Policy also requires the Company to comply with all insider trading laws, rules and regulations, and any applicable listing standards when engaging in transactions in its own securities.

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Director Compensation

The following table shows for the fiscal year ended June 30, 2024 certain information with respect to the compensation of all non-employee directors of the Company:

Director Compensation for Fiscal 2024

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)(4)	Total ($)
Joseph F. Lawler	$11,000	$72,106	$83,106
Aron R. English	$1,000	$65,873	$66,873
Jason M. Aryeh	$16,000	$67,236	$83,236
Areta Kupchyk	$11,000	$65,873	$76,873
Kenneth Lin	$1,000	$67,236	$68,236
Karah Parschauer(3)	$500	$-	$500
Nathaniel Calloway	$1,000	$66,263	$67,263
Bimal Shah	$8,101	$116,430	$124,531

(1)	Mr. Cunningham did not earn compensation during Fiscal 2024 for his service on the Board. Mr. Cunningham’s compensation is fully reflected in the “— Summary Compensation Table” above.

(2)	In accordance with SEC rules, this amount reflects the aggregate grant date fair value of stock option awards granted during the fiscal year ended June 30, 2024. These amounts have been computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of these amounts are described in our audited financial statements in our Annual Report on Form 10-K for the year ended June 30, 2024. This amount does not reflect the actual economic value that will be realized upon the exercise of the stock options or the sale of the Common Stock underlying such stock options.

(3)	Ms. Parschauer served as a member of the Board until her term expired at the annual meeting of stockholders held on November 20, 2023.

(4)	The table below shows the aggregate number of option awards outstanding at fiscal year-end of our non-employee directors:

Name	Number of Shares Subject to Outstanding Options as of June 30, 2024
Joseph F. Lawler	161,000
Aron R. English	155,706
Jason M. Aryeh	156,864
Areta Kupchyk	155,706
Kenneth Lin	156,864
Karah Parschauer	—
Nathaniel Calloway	102,471
Bimal Shah	71,073

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Non-Employee Director Compensation Policy

Our Compensation Committee periodically reviews the compensation of our independent directors and makes recommendations to our Board for adjustments. Our Board of Directors adopted a non-employee director compensation policy which provides that each non-employee director will receive certain compensation for service on our Board. Cash retainers are paid in equal quarterly installments, payable in advance on the first day of each fiscal quarter in which the service will occur. However, if a director joins the Board or a committee of the Board other than on the first day of the fiscal quarter, each annual retainer will be prorated based on days served in the applicable fiscal year, with the prorated amount paid for the first fiscal quarter in which the non-employee director provides the service and regular full quarterly payments thereafter. Prior to being amended as set forth below, our non-employee director compensation policy provided for the following compensation:

●	an annual cash retainer of $1,000;

●	an additional annual cash retainer of $10,000 for service as Chairperson of our Board of Directors;

●	an additional annual cash retainer of $10,000 for service as the Chair of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee;

●	an initial grant of options to acquire shares of our Common Stock with a grant date fair market value of $79,000, valued at the exercise price of the option, vesting on a straight-line monthly basis over four years of continuous service, as described in the applicable stock option agreement, and granted under our 2020 Stock Incentive Plan; and

●	an additional, annual grant of options to acquire shares of our Common Stock with a grant date fair market value of $58,000, valued at the exercise price of the option, vesting on a straight-line monthly basis over four years of continuous service, as described in the applicable stock option agreement, and granted under our 2020 Stock Incentive Plan.

As part of their periodic review, the Compensation Committee may solicit the input of outside compensation consultants. The Compensation Committee retained Pearl Meyer as its compensation consultant during Fiscal 2024 and, based upon the advice of Pearl Meyer, recommended that the Company’s non-employee director compensation policy be comprised of the following components:

●	an annual cash retainer of $1,000;

●	an additional annual cash retainer of $30,000 for service as Chairperson of our Board of Directors;

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●	an additional annual cash retainer of $15,000 for service as the Chair of the Audit Committee, $10,000 for service as the Chair of the Compensation Committee and $8,000 for services as the Chair of the Nominating and Corporate Governance Committee;

●	an additional cash retainer of $7,500 for each member of the Audit Committee, $5,000 for each member of the Compensation Committee and $4,000 for each member of the Nominating and Corporate Governance Committee;

●	upon appointment to the board, an initial grant of options to purchase 50,000 shares of our Common Stock, vesting pro rata on a monthly basis over three years of continuous service, as described in the applicable stock option agreement, and granted under our 2020 Stock Incentive Plan; and

●	upon re-election, an annual grant, on the date of our annual meeting of stockholders, of an option to purchase 25,000 shares of our Common Stock, vesting on the earlier of the one-year anniversary of the date of grant or our next annual meeting of stockholders, as described in the applicable stock option agreement, and granted under our 2020 Stock Incentive Plan.

On June 13, 2024, the Board determined to adopt a new non-employee director equity compensation policy based upon the Compensation Committee’s recommendation set forth above. However, based on a desire to preserve cash, the Board determined to retain the Company’s current non-employee director cash compensation policy, rather than adopting the Compensation Committee’s recommended amendments related to cash compensation to non-employee directors.

After adopting this new policy, the Board granted options to each non-employee director to address the absence of 2023 equity awards to purchase 25,000 shares of Common Stock for each non-employee director that was providing services to the Company as of March 2023, which included all current non-employee directors with the exception of Mr. Shah, and issued a pro-rated option award for 2024 to purchase 16,667 shares of Common Stock. Mr. Shah was also issued an option to purchase 25,000 shares of Common Stock.

In light of the Compensation Committee’s findings that the compensation paid to the non-employee directors was below that of comparable companies by approximately $58,000 per year in the aggregate ($29,000 pro-rated through November 2024), the Board determined to grant the non-employee directors options to purchase an aggregate of 19,194 shares of Common Stock, with such options being allocated amongst the board members based upon their board/committee position. In addition, in lieu of the proposed additional annual cash compensation of $58,000, the Board approved an annual grant and issuance to the non-employee directors, beginning on the date of this Annual Meeting, of options to purchase an aggregate of 38,385 shares of Common Stock, with such options being allocated amongst the board members based upon their board/committee position.

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Transactions with Related Persons and Indemnification

Related Person Transactions Policy and Procedures

In September 2021, our Nominating and Corporate Governance Committee adopted a written Related Person Transactions Policy, which was amended in October 2022, that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related party transactions.” For purposes of the Company’s policy only, a “related party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related party” are participants involving an amount that exceeds $120,000 or, if less, 1% of the average of our total assets at year-end for the prior two completed fiscal years. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related party are not covered by this policy. A related party is any executive officer, director, nominee for director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related person transaction, management must present information regarding the proposed related person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant stockholders. In considering related person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Audit Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

Related Party Transactions

The following includes a summary of transactions since July 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded $120,000 or, if less, 1% of the average of our total assets as of June 30, 2024 and 2023, and in which any of our directors, nominees for director, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation” above.

December 2024 Private Placement

On December 22, 2024, we entered into a securities purchase agreement (the “Purchase Agreement”) with several institutional accredited investors (the “Investors”), including 22NW, pursuant to which we issued and sold to the Investors an aggregate of 15,151,514 shares of Common Stock, including 10,101,010 shares issued and sold to 22NW (the “Private Placement”). The purchase price of each share of Common Stock was $0.99, which was equal to the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d). The Private Placement closed on December 23, 2024. We received aggregate gross proceeds from the Private Placement of approximately $15 million, including approximately $10 million from 22NW, before deducting estimated offering expenses payable by us.

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Pursuant to the Purchase Agreement, we agreed to register for resale the 15,151,514 shares of Common Stock purchased by the Investors in the Private Placement (the “Registrable Securities”). We agreed to file a registration statement covering the resale of the Registrable Securities within 60 days following the date of the Purchase Agreement and to cause such registration statement to become effective and to keep such registration effective at all times until such time that no Investor owns Registrable Securities. We filed a registration statement on Form S-3 registering the Registrable Securities with the SEC on February 20, 2025, which was declared effective by the SEC on February 28, 2025.

Mr. Aron English, a member of our Board of Directors, is the Manager of 22NW Fund GP, LLC, which is the General Partner of 22NW, and so may be deemed to beneficially own the securities owned directly by 22NW.

On February 24, 2025, we entered into the Lock-Up Agreement with 22NW. See Proposal 6 for more information regarding the Lock-Up Agreement and related matters.

Loan and Security Agreement

On November 13, 2023, we entered into a Loan and Security Agreement (“LSA”) with 22NW, LP and JFL Capital Management LLC (“JFL”) which originally allowed us to draw up to $10 million (the “Facility Amount”) as needed to fund future operations and provided that upon the draw of at least $3 million in the aggregate, the LSA will be collateralized by substantially all of our assets. The Company issued 300,000 shares of Common Stock to 22NW upon the signing of the LSA. There was no balance outstanding under the LSA as of December 31, 2024.

On February 10, 2025, we modified the LSA, pursuant to an Amended and Restated Loan Agreement (the LSA, as amended and restated, the “Loan Agreement”), which, among other things, reduced the maximum loan advance to $3 million, removed all securitization provisions and provides that all of 22NW, LP’s right, title, and interest in and to the LSA and the Loan Agreement and all rights, remedies and obligations of 22NW, LP pursuant to the LSA and the Loan Agreement are assigned to 22NW. The outstanding balance will accrue interest at 0.25% per annum and no fee will be assessed on the unused balance. The Loan Agreement will terminate and all outstanding principal drawn and interest accrued owed there under shall be due and payable on February 10, 2028. In addition, the Loan Agreement requires that we issue 0.03 shares of Common Stock per dollar loaned under the Loan Agreement, up to a maximum of 90,000 shares, with a minimum of 50,000 shares being issued in connection with the first advance made pursuant to the Loan Agreement. As of February 14, 2025, there was no balance outstanding under the Loan Agreement.

Joseph F. Lawler, M.D., Ph.D., our founder and a member of our Board of Directors, is the founder and Managing Member of JFL. Aron R. English, the President and Portfolio Manager of 22NW, and Nathaniel Calloway, the lead for 22NW, are each members of our Board of Directors.

September 2022 Private Placement

In September 2022, we completed a private placement of 2,264,650 units (collectively, the “Units”), with each Unit consisting of (i) one share of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), and (ii) a warrant to purchase one share of Common Stock (the “Common Warrants”), for an aggregate purchase price of approximately $6.6 million (or $2.935 per Unit). Each Common Warrant has an exercise price of $4.215 per share, which is subject to customary adjustments in the event of any combination or split of the Common Stock, and has a five-year term. The Common Warrants contain beneficial ownership limitations which prevent the holder from exercising the Common Warrants if immediately following such exercise the holder would beneficially own shares of Common Stock in excess of the stated beneficial ownership limitation. 22NW participated in the private placement and purchased 1,703,577 Units at the per Unit purchase price, for an aggregate purchase price of approximately $5.0 million. Pursuant to the securities purchase agreement for this private placement, we agreed to prepare and filed a registration statement on Form S-1 with the SEC on November 2, 2022, which was subsequently declared effective on November 10, 2022, to register the resale of the shares of Common Stock included in the Units and the shares of Common Stock issuable upon exercise of the Common Warrants.

Indemnification

We provide indemnification for our directors and executive officers so that they will be free from undue concern about personal liability in connection with their service to us. Under our Bylaws, we are required to indemnify our directors and officers to the fullest extent permitted under the DGCL. We have also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for all expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred in connection with any proceeding or any claim, issue or matter therein, which he or she was, is or will be involved as a party or otherwise by reason of his or her position as a director, officer, employee, agent or other fiduciary of the Company, and otherwise to the fullest extent permitted by applicable law.

49

Stockholder Proposals for the Next Annual Meeting

To be considered for inclusion in next year’s proxy materials under SEC Rule 14a-8, your proposal must be submitted in writing by November 6, 2025 to our Secretary at 1017 Ranch Road 620 South, Suite 107, Lakeway, Texas 78734.

If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials pursuant to Rule 14a-8, you must deliver your notice to our Secretary at the address above in accordance with our Bylaws, which requires notice not later than the close of business on the 90th day prior to the anniversary of the prior year’s annual meeting, which in this case means January 4, 2026, nor earlier than the close of business on the 120th day prior to the anniversary of the prior year’s annual meeting, which in this case means December 5, 2025; provided, however, that in the event the date of the annual meeting is advanced or delayed by more than 30 days prior to the one year anniversary date of this Annual Meeting, notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. Your notice to our Secretary must set forth the information specified in our Bylaws, including your name and address and the class, series and number of shares of our stock that you beneficially own. You are advised to review our Bylaws, which contain additional requirements related to advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal-proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and that is postmarked or transmitted electronically to the Company no later than February 3, 2026. If such meeting date is more than 30 days before or after April 4, 2026, then notice must be provided by the later of 60 calendar days prior to the date of next year’s annual meeting or the 10th calendar day following the day on which public announcement of the date of next year’s annual meeting is first made.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or us. Direct your written request to Anebulo Pharmaceuticals, Inc., Attn: Secretary, at 1017 Ranch Road 620 South, Suite 107, Lakeway, Texas 78734, or contact Daniel George at (512) 598-0931. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

50

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Daniel George
Daniel George
Secretary

March 6, 2025

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 filed with the Securities and Exchange Commission is available without charge upon written request to: Secretary, Anebulo Pharmaceuticals, Inc., 1017 Ranch Road 620 South, Suite 107, Lakeway, Texas 78734.

51

Appendix A

Form of Declassification Charter Amendment

CERTIFICATE OF AMENDMENT TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ANEBULO PHARMACEUTICALS, INC.

Anebulo Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

One: The name of the Corporation is Anebulo Pharmaceuticals, Inc.

Two: The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending the Corporation’s Second Amended and Restated Certificate of Incorporation, as corrected and amended (the “Charter”), to amend and restate Section 5.3 of ARTICLE V as follows:

“5.3 Board Structure. Each director, other than any who may be elected by the holders of any series of Preferred Stock under specified circumstances, at the annual meeting of stockholders of the Corporation that is held after the filing of this Certificate of Amendment and at each annual meeting of stockholders of the Corporation thereafter, all Directors shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders of the Corporation. Notwithstanding the foregoing, Directors shall hold office until their successors are duly elected and qualified or until their earlier resignation, death or removal.

Three: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature page follows.]

In witness whereof, the Corporation has caused this Certificate of Amendment to be signed this ___ day of _____________, 2025.

ANEBULO PHARMACEUTICALS, INC.

By:
Name:
Title:

Appendix B

Form of Share Increase Amendment

CERTIFICATE OF AMENDMENT TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ANEBULO PHARMACEUTICALS, INC.

Anebulo Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

One: The name of the Corporation is Anebulo Pharmaceuticals, Inc.

Two: The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending the Corporation’s Second Amended and Restated Certificate of Incorporation, as corrected and amended (the “Charter”), to amend and restate Section 4.1 of ARTICLE IV as follows:

“4.1 Authorized Capital Stock. The aggregate number of shares of capital stock that the Corporation is authorized to issue is Seventy-Seven Million (77,000,000), of which Seventy-Five Million (75,000,000) shares are common stock having a par value of $0.001 per share (the “Common Stock”), and Two Million (2,000,000) shares are preferred stock having a par value of $0.001 per share (the “Preferred Stock”).”

Three: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature page follows.]

In witness whereof, the Corporation has caused this Certificate of Amendment to be signed this ___ day of _____________, 2025.

ANEBULO PHARMACEUTICALS, INC.

By:
Name:
Title:

Appendix C

Form of Plan Increase Amendment

AMENDMENT TO THE

ANEBULO PHARMACEUTICALS, INC.

2020 Stock Incentive Plan

Whereas, the Board of Directors (the “Board”) of Anebulo Pharmaceuticals, Inc. (the “Company”) heretofore established the Anebulo Pharmaceuticals, Inc. 2020 Stock Incentive Plan (the “Plan”); and

Whereas, the Board desires to amend the Plan to increase the maximum number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) available for grants of Awards thereunder by an additional 2,500,000 shares of Common Stock to 6,150,000 shares of Common Stock; and

Whereas, pursuant to Section 10(d) of the Plan, the Board has the right to amend the Plan with respect to certain matters; and

Whereas, the Board has approved and authorized this amendment to the Plan (the “Amendment”) and has recommended that the stockholders of the Company approve this Amendment; now, therefore, be it

Resolved, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, such that Section 4(a) of the Plan is hereby amended by increasing the share references in such section by an additional 2,500,000 shares of Common Stock to 6,150,000 shares of Common Stock, so that the first sentence of Section 4(a) reads in its entirety as follows:

Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 6,150,000 shares of common stock of the Company (the “Common Stock”).

Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

[Signature page follows.]

In witness whereof, the Company has caused this Amendment to be signed this ___ day of _____________, 2025.

ANEBULO PHARMACEUTICALS, INC.

By:
Name:
Title:

SCAN TO
VIEW MATERIALS & VOTE

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 3, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/ANEB2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 3, 2025. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V63328-P25586 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**ANEBULO PHARMACEUTICALS, INC.**

**The Board of Directors recommends you vote "FOR" the nominees and "FOR" proposals 2, 3, 4, 5 and 6:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Joseph F. Lawler
02) Richard Anthony Cunningham
03) Aron R. English

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

NOTE: ATTENDANCE OF THE UNDERSIGNED AT THE 2025 ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SPECIFICALLY REVOKES THIS PROXY BEFORE IT IS EXERCISED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

V63329-P25586

## ANEBULO PHARMACEUTICALS, INC.
## 2025 Annual Meeting of Stockholders
## April 4, 2025 9:00 a.m., Pacific Time
## THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Richard Anthony Cunningham and Daniel George, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ANEBULO PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders (the "2025 Annual Meeting") to be held at 9:00 a.m., Pacific Time, on April 4, 2025, virtually at www.virtualshareholdermeeting.com/ANEB2025, and any adjournment or postponement thereof. The purpose of the 2025 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2025 Annual Meeting.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**